Exhibit 10.1.a
AGREEMENT OF PURCHASE AND SALE
by and between
BREOF BNK FANNIN LP
and
BREOF BNK PHOENIX LLC,
collectively as Seller,
and
CRZ PHOENIX I LLC, a
Delaware limited liability company,
as Buyer

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ii

Article	Page
17.1 Tax Free Exchange	37
LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A-1	—	Legal Description of Fannin Fee Land
EXHIBIT A-2	—	Legal Description of Fannin Ground Leased Land
EXHIBIT A-3	—	Legal Description of Phoenix Building Land
EXHIBIT A-4	—	Legal Description of Phoenix Parking Land
EXHIBIT A-5	—	Legal Description of Phoenix Tunnel Leased Land
EXHIBIT B	—	Due Diligence Materials
EXHIBIT C	—	Excluded Items of Tangible Personal Property
EXHIBIT D-1	—	Form of Seller Ground Lessor Estoppel Letter
EXHIBIT E	—	List of Contracts
EXHIBIT F	—	List of Violations
EXHIBIT G	—	List of Litigation
EXHIBIT H-1	—	Description of JPMorgan Leases
EXHIBIT H-2	—	List of Other Leases
EXHIBIT I	—	Assignment and Assumption of Contracts
EXHIBIT J	—	Assignment and Assumption of Licenses and Permits and Warranties
EXHIBIT K	—	Bill of Sale
EXHIBIT L	—	Assignment and Assumption of Leases
EXHIBIT M	—	Form of Assignment and Assumption of Fannin Ground Lease
EXHIBIT N	—	Form of Assignment and Assumption of Phoenix Tunnel Lease
EXHIBIT O	—	Rent Enhancement Agreement
EXHIBIT P	—	JP Sublease Letter Agreement
EXHIBIT Q	—	Confidentiality Agreement
LIST OF SCHEDULES
Schedule 1.1(o) Fannin Ground Lease Description

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AGREEMENT OF PURCHASE AND SALE
     THIS AGREEMENT OF PURCHASE AND SALE is made and entered into as of February 16, 2007, by and between BREOF BNK FANNIN LP, a Delaware limited partnership (“BREOF Fannin”) and BREOF BNK PHOENIX LLC, a Delaware limited liability company (“BREOF Phoenix”) (BREOF Fannin and BREOF Phoenix are collectively referred to herein as “Seller”), and CRZ PHOENIX I LLC, a Delaware limited liability company (“Buyer”).
R E C I T A L S:
     A. BREOF Fannin is the fee owner of the land legally described on Exhibit A-1 attached hereto (“Fannin Fee Land”) located in Houston, Texas; BREOF Fannin is, pursuant to the Fannin Ground Lease (defined below), the ground lessee of the land legally described on Exhibit A-2 attached hereto (“Fannin Ground Leased Land”; the Fannin Fee Land and BREOF Fannin’s leasehold interest in the Fannin Ground Leased Land are collectively referred to as the “Fannin Land”), located in Houston, Texas and contiguous to the Fannin Fee Land.
     B. BREOF Fannin is the fee owner of that certain building commonly known as 1111 Fannin Street, Houston, Texas and located on both the Fannin Fee Land and Fannin Ground Leased Land (“Fannin Building”), subject however to the terms and provisions of the Fannin Ground Lease.
     C. BREOF Phoenix is the fee owner of the land legally described on Exhibit A-3 attached hereto (“Phoenix Building Land”) and the land legally described on Exhibit A-4 attached hereto (“Phoenix Parking Land”), both of which are located in Phoenix, Arizona; BREOF Phoenix is, pursuant to the Phoenix Tunnel Lease (defined below), the lessee of certain ramps and tunnels located at the land legally described on Exhibit A-5 attached hereto (“Phoenix Tunnel Leased Land”; the Phoenix Building Land, the Phoenix Parking Land and BREOF Phoenix’s leasehold interest in the Phoenix Tunnel Leased Land are collectively referred to as the “Phoenix Land”), located in Phoenix, Arizona.
     D. BREOF Phoenix is the fee owner of that certain (i) building commonly known as 201 North Central Avenue, Phoenix, Arizona and located on the Phoenix Building Land (“Phoenix Building”), and (ii) parking deck structure located on the Phoenix Parking Land (“Phoenix Parking Deck”).
     E. Seller has certain right, title and interest in and to the Personal Property, the Contracts, the Licenses and Permits, and the Warranties (as such terms are hereinafter defined).
     F. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of Seller’s right, title and interest in and to the Land and the Improvements and the balance of the Property (as hereinafter defined) upon and subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:
ARTICLE 1
DEFINITIONS
     1.1 Definitions. When used herein, the following terms shall have the respective meanings set forth opposite each such term:
     (a) Agreement. This Agreement of Purchase and Sale, including the Recitals set forth above and the Exhibits attached hereto which are by this reference incorporated herein and made a part hereof.
     (b) Buyer’s Indemnity. As defined in Section 5.2.
     (c) Buyer’s Representatives. As defined in Section 5.2.
     (d) Closing. The closing of the sale and purchase transaction contemplated by this Agreement, as described in Article 11 of this Agreement.
     (e) Closing Date. March 19, 2007, as same may be extended by Seller pursuant to the express provisions of Section 4.3(b) below.
     (f) Intentionally Omitted.
     (g) Contract Date. The date of mutual execution and delivery of an original, fully executed counterpart of this Agreement, which date shall be set forth in the introductory paragraph of this Agreement.
     (h) Contracts. All maintenance, service, security, supply, promotional, utility service, equipment leases (for personal property not owned by Seller but used in connection with the Property) and other contracts and agreements to which Seller is a party relating to any component of the Property, specifically excluding, however, (i) the Leases, (ii) the Fannin Ground Lease, and (iii) the Phoenix Tunnel Lease.
     (i) Deed. Collectively, (i) the special warranty deed (“Fannin Deed”) to be delivered by BREOF Fannin to Buyer at the Closing conveying fee simple title to the Fannin Fee Land and the Fannin Building (subject to the Fannin Ground Lease and all rights of the ground lessor thereunder) to Buyer, and (ii) the special warranty deed (“Phoenix Deed”) to be delivered by BREOF Phoenix to Buyer at the Closing conveying fee simple title to the Phoenix Building Land, the Phoenix Parking Land, the Phoenix Building and the Phoenix Parking Deck to Buyer.
     (j) Intentionally Omitted.

     (k) Due Diligence Materials. All documents and materials contained on that certain website containing a web address of https://www.peracon.com/Login.aspx?ReturnUrl=%2fAssets%2fAssetProfile.aspx%3fassetid%3d8763&a ssetid=8763 to which Buyer has heretofore had, and currently has, access, containing the documents and other materials generally described on Exhibit B attached hereto, to the extent in Seller’s possession, together with those other documents and materials which Seller has delivered or made available to Buyer for review. Seller makes no warranties or representations concerning the information contained on the aforesaid website or in the documents or materials delivered or made available to Buyer for review.
     (l) Earnest Money Deposit. The sum of Twenty-Three Million Four Hundred Twenty-Four Thousand Three Hundred and 00/100 Dollars ($23,424,300.00),which shall be deposited by Buyer with Escrowee, as escrowee. The Earnest Money Deposit shall be held, in an interest bearing money market account as contemplated in Section 3.1 below, as earnest money pursuant to the terms of this Agreement.
     (m) Environmental Laws. All current and future federal, state and local statutes, regulations, ordinances, judgments, decrees and rules relating to (i) the emission, discharge, release or threatened release of a Hazardous Material into the air, surface water, groundwater or land; (ii) the manufacturing, processing, use, generation, treatment, storage, disposal, transportation, handling, removal, remediation or investigation of a Hazardous Material; or (iii) the protection of human health, safety or the indoor or outdoor environment, including without limitation, the Clean Air Act, the Federal Water Pollution Control Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Occupational Safety and Health Act, all amendments thereto, all regulations promulgated thereunder, and their state or local statutory and regulatory counterparts.
     (n) Escrowee. First American Title Insurance Company (through its office located at 633 Third Avenue, New York, NY 10017).
     (o) Fannin Ground Lease. That certain ground lease described on Schedule 1.1(o) attached hereto.
     (p) Final Payment Date. As defined in Section 10.2(f).
     (q) Hazardous Material. Any solid, liquid or gaseous substance, chemical, compound, product, byproduct, waste or material that is or becomes regulated, defined or designated by any applicable federal, state or local governmental authority or by any Environmental Law as hazardous, extremely hazardous, imminently hazardous, dangerous or toxic, or as a pollutant or contaminant, and shall include, without limitation, asbestos, asbestos-containing material, polychlorinated biphenyls, and oil, petroleum, petroleum products and petroleum byproducts.

     (r) Improvements. Collectively, (i) the Fannin Building and BREOF Fannin’s interest in any and all other buildings and improvements located on the Fannin Land, but excluding any utility or other facilities owned by parties who have been granted easement and other occupancy rights pursuant to any of the Permitted Title Exceptions (collectively, the “Fannin Improvements”), and (ii) the Phoenix Building, the Phoenix Parking Deck and BREOF Phoenix’s interest in any and all other buildings and improvements located on the Phoenix Building Land and Phoenix Parking Land, but excluding any utility or other facilities owned by parties who have been granted easement and other occupancy rights pursuant to any of the Permitted Title Exceptions (collectively, the “Phoenix Improvements”).
     (s) Inspections. As defined in Section 5.2.
     (t) Intangible Personal Property. Any and all intangible personal property of every kind and character owned by Seller and used in connection with the operation of the Real Property.
     (u) Land. Collectively, the Fannin Land and the Phoenix Land.
     (v) Leases. All leases, subleases, licenses and other forms of agreement granting any party the right to use or occupancy of any portion of the Land and/or Improvements, and all renewals, modifications, amendments, guarantees, and other agreements affecting the same, specifically excluding, however, (i) the Fannin Ground Lease, (ii) the Phoenix Tunnel Lease, and (iii) the Phoenix Tunnel Sublease (defined below).
     (w) Legal Requirements. All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, orders, directions and requirements of all governments and governmental authorities having jurisdiction of the Property (including, for purposes hereof, any local Board of Fire Underwriters), and the operation thereof.
     (x) Licenses and Permits. All licenses, permits, franchises, certifications, authorizations, approvals, certificates of occupancy and entitlements issued, approved or granted by any governmental authority or body having jurisdiction over the Property and used in connection with the operation, ownership or maintenance of the Property or any part thereof.
     (y) Monetary Liens. As defined in Section 4.1.
     (z) Permitted Title Exceptions. Those exceptions to title to the Property and other matters (i) disclosed or referenced in the Title Commitment (other than Monetary Liens [defined below]), (ii) disclosed or referenced in the Survey or any Updated Survey [defined below] (or which would be disclosed in any Updated Survey), and (iii) all matters arising out of the acts or omissions of Buyer and those parties claiming by, through or under Buyer or acting on behalf of Buyer.

     (aa) Personal Property. Collectively, the Tangible Personal Property and the Intangible Personal Property.
     (bb) Phase I Study. As defined in Section 5.2.
     (cc) Phoenix Tunnel Lease. That certain Lease No. 12964 dated March 6, 1972 by and between the City of Phoenix, as lessor, and BREOF Phoenix, as successor-in-interest to the original named lessee, recorded as Docket 9313, Page 335 and also recorded in Docket 11078 pages 1291-1311 (inclusive), together with that certain Assignment of Lease dated December 19, 2006 by and between JPMorgan Chase Bank, National Association (“JPMorgan”), as assignor, and BREOF Phoenix, as assignee, recorded as Document No. 2007-0026645.
     (dd) Phoenix Tunnel Sublease. That certain Sublease Agreement dated December 19, 2006 by and between BREOF Phoenix, as sublandlord, and JPMorgan, as subtenant, and relating to the demised premises under the Phoenix Tunnel Lease.
     (ee) Property. Collectively, the Real Property, the Personal Property, the Contracts, the Licenses and Permits, and the Warranties.
     (ff) Purchase Price. Two Hundred Thirty-Four Million Two Hundred Forty-Three Thousand and 00/100 Dollars ($234,243,000.00), plus or minus prorations as described in this Agreement. Seller and Buyer hereby acknowledge and agree that, for purposes of this Agreement, the Purchase Price shall be allocated as follows:
     (A) Property being sold by BREOF Fannin: $67,308,000.00; and
     (B) Property being sold by BREOF Phoenix: $166,935,000.00.
     (gg) Real Property. The Land and the Improvements, together with any and all right, title and interest of Seller in and to all systems, facilities, fixtures, machinery, equipment and conduits to provide fire protection, security, heat, exhaust, ventilation, air-conditioning, electrical power, light, plumbing, refrigeration, gas, sewer, water and other utilities servicing the Land and Improvements (including all replacements or additions thereto between the Contract Date and the Closing Date); any and all assignable right, title and interest of Seller in and to all privileges, rights, easements, hereditaments and appurtenances thereto belonging; and any and all assignable right, title and interest of Seller in and to any streets, alleys, passages and other rights-of-way included therein or adjacent thereto (before or after any vacation thereof). The portion of the Real Property which is owned and/or leased by BREOF Fannin is sometimes referred to herein as the “Fannin Real Property” and the portion of the Real Property which is owned and/or leased by BREOF Phoenix is sometimes referred to herein as the “Phoenix Real Property”.
     (hh) Seller Indemnified Parties. As defined in Section 5.2.
     (ii) Structural Report. As defined in Section 5.2.

     (jj) Survey. Collectively, that certain (i) ALTA/ACSM Land Title Survey Project No. 20060655-4 dated September 19, 2006, coordinated by Bock & Clark and prepared by Red Plains Surveying Company (the “Fannin Survey”), and (ii) ALTA/ACSM Land Title Survey Project No. 20060655-002 dated September 18, 2006, coordinated by Bock & Clark and prepared by J.V. Surveying, L.L.C. (the “Phoenix Survey”).
     (kk) Tangible Personal Property. All machinery, supplies, equipment, fixtures, furnishings and other tangible personal property of every kind and character owned by Seller and situated in or upon the Real Property or any part thereof, and all replacements, additions or accessories thereto between the Contract Date and the Closing Date, but specifically excluding those items designated on Exhibit C attached hereto.
     (ll) Tenant Inducement Costs. All payments, costs and expenses required to be paid or provided by Seller, as landlord, pursuant to a Lease including, without limitation, tenant improvement costs, lease buyout costs, brokerage commissions, reimbursement of tenant moving expenses and other out-of-pocket costs.
     (mm) Title Commitment. Collectively, that certain (i) Commitment for Title Insurance Commitment No. 07R04073/GF No. 07R04073ND7 issued by First American Title Insurance Company and containing an effective date of January 25, 2007 (“Fannin Commitment”), and (ii) Commitment for Title Insurance No. NCS-278243AZ1 issued by First American Title Insurance Company and containing an effective date of February 1, 2007 (“Phoenix Commitment”).
     (nn) Title Company. First American Title Insurance Company, at the same address as for Escrowee.
     (oo) Title Policy. Collectively, (i) a basic form of CLTA Owner’s/Leasehold Title Insurance Policy covering the Fannin Land and Fannin Improvements, issued by the Title Company pursuant to the Fannin Commitment, including all standard and general exceptions and exclusions raised in such form of owner’s/leasehold policy (“Fannin Policy”), and (ii) a basic form of ALTA Owner’s/Leasehold Title Insurance Policy covering the Phoenix Land and the Phoenix Improvements issued by the Title Company pursuant to the Phoenix Commitment, including all standard and general exceptions and exclusions raised in such form of owner’s/leasehold policy (“Phoenix Policy”).
     (pp) Warranties. All guarantees and warranties of contractors, materialmen, manufacturers, mechanics or suppliers who have been engaged by Seller or any of its agents to furnish labor, materials, equipment or supplies to all or any portion of the Property.
ARTICLE 2
PURCHASE AND SALE
     2.1 Purchase and Sale. Subject to the conditions and on the terms contained in this Agreement:

     (a) Buyer agrees to purchase and acquire from Seller, and Seller agrees to sell and transfer to Buyer (i) the Fannin Fee Land and the Fannin Building (subject to the Fannin Ground Lease) by the Fannin Deed, (ii) the Phoenix Building Land, the Phoenix Parking Land, the Phoenix Building and the Phoenix Parking Deck by the Phoenix Deed, and (iii) any and all of Seller’s right, title and interest in the balance of the Real Property.
     (b) Buyer agrees to purchase and acquire from Seller, and Seller agrees to sell, assign, convey and transfer to Buyer, any and all of Seller’s right, title and interest in and to the following items: (i) the Fannin Ground Lease, (ii) the Phoenix Tunnel Lease, (iii) the JPMorgan Leases (as defined below) and such other Leases as are entered into in accordance with the terms of this Agreement, (iv) the Contracts, (v) the Licenses and Permits, and (vi) the Warranties, but in each instance only to the extent assignable without any fee payable to, or further consent from, any third party.
     (c) Buyer agrees to purchase and acquire from Seller, and Seller agrees to sell, convey, assign and transfer to Buyer, all of Seller’s right, title and interest in and to the Personal Property, by good and sufficient quit-claim bill of sale, specifically excluding any warranties of quality, merchantability or fitness for a particular purpose.
ARTICLE 3
DEPOSIT AND PURCHASE PRICE
     3.1 Earnest Money Deposit in Escrow. Concurrent with Seller’s and Buyer’s execution and delivery of this Agreement, the parties shall establish a strict joint order escrow with Escrowee, and Buyer shall cause the Earnest Money Deposit to be deposited therein. From and after the Contract Date, the Earnest Money Deposit shall be deemed earned by Seller and shall be completely non-refundable to Buyer except as otherwise expressly provided herein. The Earnest Money Deposit (and interest thereon net of any investment charges) shall be applied against the Purchase Price at Closing, as more specifically provided in Section 3.2 below. The Earnest Money Deposit shall also secure Buyer’s obligations contained in Section 5.2; any release of the Earnest Money shall be conditioned upon Buyer paying the amounts due or having performed the obligations specified in such section. Escrowee shall be directed by the parties to invest the entire Earnest Money Deposit in an interest bearing money market account, with interest thereon being applied on account of the Purchase Price at Closing, or if Closing does not occur for any reason, then such interest shall be paid to the party entitled to the Earnest Money Deposit hereunder. The parties shall direct Escrowee to disburse the Earnest Money Deposit with interest earned thereon (net of any investment charges), to the party entitled to the same as set forth in this Agreement, or as otherwise provided in Section 3.3 below. The refund of the Earnest Money Deposit, at the discretion of Seller, may be conditioned upon the execution and delivery by Buyer to Seller of an instrument in recordable form that disclaims any and all continuing right, title and interest in and to the Property.
     3.2 Purchase Price and Handling of Earnest Money Deposit. At the Closing, upon the terms and conditions set forth in this Agreement, Buyer shall pay the Purchase Price, subject to prorations and adjustments, by wire transfer of collected federal funds. The Earnest Money Deposit (and interest thereon net of any investment charges) shall be (i) paid to Seller and applied against the Purchase Price at Closing, or (ii) disbursed in accordance with the terms of this Agreement if Closing does not occur as contemplated hereby, subject to the provisions contained in Section 3.1.
     3.3 Closing Escrow. On or prior to the Closing Date, the parties shall establish a deed and money escrow with the Escrowee through which the transaction contemplated hereby shall be closed. Upon opening of said escrow, the Earnest Money Deposit (plus interest thereon net of any investment charges) shall be disbursed from the above-described strict joint order escrow with Escrowee and deposited in the deed and money escrow. The escrow instructions for the deed and money escrow shall be in the form customarily used by the Escrowee with such special provisions added thereto as may be required to conform to the provisions of this Agreement. Said deed and money escrow shall be auxiliary to this Agreement and this Agreement shall not be merged into nor in any manner superseded by said deed and money escrow. The escrow costs and fees for each of the escrow accounts described in this Article 3 shall be equally divided between Buyer and Seller.
ARTICLE 4
TITLE AND SURVEY
     4.1 Title. Buyer hereby acknowledges that (i) Seller has heretofore delivered to Buyer the Title Commitment, together with a copy of each recorded document raised as an exception therein, (ii) all exceptions to title referenced in the Title Commitment (other than Monetary Liens) are acceptable to Buyer and shall be deemed Permitted Title Exceptions hereunder, and (iii) except for Monetary Liens, Seller shall have no obligation to have any exceptions to title referenced in the Title Commitment removed from the Title Commitment or insured over by the Title Company. Notwithstanding the foregoing, any delinquent real property taxes, deeds of trust, mortgages and mechanic’s liens arising out of the acts of Seller, other than liens created by, through or under tenants or securing the rights of other parties under the Contracts (collectively, “Monetary Liens”), disclosed on any Title Commitment shall be automatically deemed unpermitted exceptions, and Seller shall cause all such Monetary Liens disclosed in the Title Commitment to be removed therefrom or insured over by the Title Company on or before the Closing Date. On the Closing Date, Seller shall cause the Title Company to issue the Title Policy (or “marked-up” title commitment unconditionally committing the Title Company to issue such Title Policy) to Buyer, pursuant to and in accordance with the Title Commitment, insuring, as applicable, Buyer’s fee simple title or leasehold interest in the Land and Improvements thereon as of the Closing Date, subject only to the Permitted Title Exceptions and such other exceptions as Buyer may approve (or be deemed to have approved) pursuant to this Agreement. Buyer shall have the right, at any time prior to Closing, to cause the Title Company to issue such endorsements (“Buyer Endorsements”) to the Title Policy as Buyer shall deem necessary (including, without limitation “extended coverage”), at Buyer’s sole cost and expense and without obligation on the part of Seller to obtain such Buyer Endorsements; provided that Seller shall make good faith efforts to assist Buyer in obtaining such Buyer Endorsements, provided, further, however, that (i) Seller shall have no obligation to obtain such Buyer Endorsements, to incur any additional costs in connection with procuring such Buyer Endorsements or to obtain any consents, approvals or estoppel certificates from third parties in connection with procuring such Buyer Endorsements, and (ii) Buyer’s ability or inability to obtain such Buyer Endorsements shall not constitute a condition precedent to Buyer’s obligations under this Agreement.
     4.2 Survey. Buyer hereby acknowledges that (i) Seller has heretofore delivered the Survey to Buyer, (ii) Buyer has heretofore had an opportunity to obtain, at its expense, a new or an updated survey of the Land (in any such case, an “Updated Survey”), (iii) all matters disclosed on the Survey and any Updated Survey (or which would be disclosed on any Updated Survey) are acceptable to Buyer and shall be deemed Permitted Title Exceptions hereunder, and (iv) Seller shall have no obligation to have any matters disclosed on the Survey or any Updated Survey (or which would be disclosed on any Updated Survey) removed from or insured over by the Title Company.
     4.3 Tenant Estoppels. Promptly following the Contract Date, Seller shall deliver estoppel letters to JPMorgan (i.e., but not any subtenants, licensees or other occupants) as tenant under the JPMorgan Leases, in each instance conforming with the estoppel requirements of the applicable JPMorgan Lease (in each such instance, the “Required Lease Estoppel Form”). In that regard, Seller and Buyer hereby acknowledge that JPMorgan Chase Bank, National Association (“JPMorgan”) is the sole tenant at each of the Fannin Building and the Phoenix Building and that JPMorgan may have subtenants. Promptly after receipt from JPMorgan, Seller shall deliver such tenant’s estoppel letter to Buyer. All estoppel letters shall be dated not earlier than thirty (30) days prior to the Closing Date (provided, however, that if the initially-scheduled Closing Date set forth in this Agreement is extended for any reason [other than a Seller default hereunder, a casualty or a condemnation or pursuant to Seller’s right to extend the Closing Date under Section 4.3(b) below] then any estoppel letter which is dated within thirty (30) days of said initially-scheduled Closing Date shall be deemed to satisfy the requirements of this Section 4.3 concerning the required date of estoppel letters, and Seller shall have no obligation to cause same to be dated-down or re-executed). Buyer’s obligation to proceed to Closing shall be conditioned upon satisfaction of the following conditions, provided that Buyer may in its sole discretion elect to waive failure by Seller to satisfy any particular condition:
     (a) Seller shall use good faith efforts to deliver to Buyer, on or before the Closing Date, (i) the Required Lease Estoppel Form executed by JPMorgan with respect to its Lease at the Fannin Building (with such non-material modifications or disclosures as JPMorgan shall make thereto), and (ii) the Required Lease Estoppel Form executed by JPMorgan with respect to its Lease at the Phoenix Building (with such non-material modifications or disclosures as JPMorgan shall make thereto) (collectively, the “Estoppel Threshold”). For purposes of the preceding sentence, a “non-material” modification or disclosure shall mean a modification or disclosure which is not inconsistent with any of Seller’s representations or warranties contained in this Agreement (except to the extent that the subject of such inconsistency has been heretofore otherwise disclosed to Buyer in this Agreement, the Due Diligence Materials or otherwise) and does not allege a default.
     (b) If, as of the initially-scheduled Closing Date hereunder, Buyer has not received estoppel letters executed from JPMorgan with respect to its Leases at each of the Fannin Building and the Phoenix Building so as to satisfy the Estoppel Threshold, Seller may in its sole discretion elect, by written notice thereof delivered to Buyer on or before said initially-scheduled Closing Date, to extend the initially-scheduled Closing Date to a date certain which is not later than May 18, 2007 in order for Seller to continue to attempt to satisfy the Estoppel Threshold.
If, on or before the Closing Date (as same may be extended as described above), Seller is unable to obtain and deliver sufficient tenant estoppel letters to satisfy the Estoppel Threshold, then Seller will not be in default by reason thereof, but Buyer shall, by notice given to Seller before the Closing, elect, as its sole recourse therefor, either (i) to waive said conditions and proceed with the Closing, accepting the Property subject thereto, or (ii) to terminate this Agreement, in which event the Earnest Money Deposit shall be returned to Buyer, subject to the disbursement and payment release conditions set forth in Section 3.1, and the parties shall have no further liability or obligations to each other hereunder (other than those liabilities and obligations that expressly survive a termination of this Agreement). Buyer’s failure to elect either (i) or (ii) above, in writing to Seller, on or before the Closing Date (as same may be extended as aforesaid) shall be deemed an election of option (i) set forth in this Section 4.3.
     4.4 Fannin Ground Lessor and Phoenix Estoppels. Promptly following the Contract Date, Seller shall deliver an estoppel letter to each of the landlords under the Fannin Ground Lease and the Phoenix Tunnel Lease conforming with the estoppel requirements, if any, under each such lease (in each such instance, the “Required Ground Lease Estoppel Form”). Promptly after receipt from each said landlord, Seller shall deliver such landlord’s estoppel letter to Buyer. All estoppel letters shall be dated not earlier than thirty (30) days prior to the Closing Date (provided, however, that if the initially-scheduled Closing Date set forth in this Agreement is extended for any reason [other than a Seller default hereunder, a casualty or a condemnation or pursuant to Seller’s right to extend the Closing Date under Section 4.3(b) above] then any estoppel letter which is dated within thirty (30) days of said initially-scheduled Closing Date shall be deemed to satisfy the requirements of this Section 4.4 concerning the required date of estoppel letters, and Seller shall have no obligation to cause same to be dated-down or re-executed). Buyer’s obligation to proceed to Closing shall be conditioned upon satisfaction of the following conditions, provided that Buyer may in its sole discretion elect to waive failure by Seller to satisfy any particular condition:
     (a) Seller shall use good faith efforts to deliver to Buyer, on or before the Closing Date, the Required Ground Lease Estoppel Form executed by the landlords under each of the Fannin Ground Lease and the Phoenix Tunnel Lease (each with such non-material modifications or disclosures as the applicable landlord shall make thereto) (collectively, the “Ground Lessor Estoppel Threshold”). For purposes of the preceding sentence, a “non-material” modification or disclosure shall mean a modification or disclosure which is not inconsistent with any of Seller’s representations or warranties contained in this Agreement (except to the extent such inconsistency has been heretofore otherwise disclosed to Buyer in this Agreement, the Due Diligence Materials or otherwise) and does not allege a default.
     (b) If Buyer has not received estoppel letters executed from each of the landlords under the Fannin Ground Lease and the Phoenix Tunnel Lease so as to satisfy the Estoppel Threshold, Seller may at its election in its sole discretion substitute for any unsigned landlord estoppel letters required to satisfy the Estoppel Threshold, an estoppel certificate in the form attached hereto as Exhibit D-1 (the “Seller Ground Lessor Estoppel Certificate”), completed, executed and delivered by Seller, whereby Seller certifies the accuracy, to Seller’s knowledge (as defined below), of the information contained in the estoppel letters as submitted to such landlords, which certification shall survive the Closing for a period of six (6) months; provided, however, that Seller’s certifications under the Seller Ground Lessor Estoppel Certificate shall in no event be deemed to be a certification with respect to matters relating to the physical or environmental condition of the Property. In the event that, following the Closing Date, Seller or Buyer obtains the Required Ground Lease Estoppel Form with respect to the Fannin Ground Lease or the Phoenix Tunnel Lease for which Seller delivered a Seller Ground Lessor Estoppel Certificate, then to the extent that such Required Ground Lease Estoppel Form discloses matters which are consistent with those matters set forth in the applicable Seller Ground Lessor Estoppel Certificate, Seller will be automatically released from any liability or obligation under the Seller Ground Lessor Estoppel Certificate with respect to said disclosed consistent matters.
If Seller is unable to obtain and deliver sufficient landlord estoppel letters (and/or in Seller’s sole discretion, Seller Ground Lease Estoppel Certificates) to satisfy the Ground Lessor Estoppel Threshold, then Seller will not be in default by reason thereof, but Buyer shall, by notice given to Seller before the Closing, elect, as its sole recourse therefor, either (i) to waive said conditions and proceed with the Closing, accepting the Property subject thereto, or (ii) to terminate this Agreement, in which event the Earnest Money Deposit shall be returned to Buyer, subject to the disbursement and payment release conditions set forth in Section 3.1, and the parties shall have no further liability or obligations to each other hereunder (other than those liabilities and obligations that expressly survive a termination of this Agreement). Buyer’s failure to elect either (i) or (ii) above, in writing to Seller, on or before the Closing Date shall be deemed an election of option (i) set forth in this Section 4.4.
ARTICLE 5
DUE DILIGENCE
     5.1 Due Diligence Materials. The parties hereby acknowledge that Seller has heretofore furnished to Buyer (or made available to Buyer), copies of the Due Diligence Materials, to the extent in the possession of Seller or its affiliates. Seller makes no representation or warranty concerning the accuracy or completeness of any of the Due Diligence Materials.
     5.2 Inspection. Buyer hereby acknowledges that Buyer, its officers, agents and employees (collectively, “Buyer’s Representatives”) have heretofore had access to, entry upon and the opportunity to examine, inspect, measure and test the Real Property (herein collectively, the “Inspections”) including, without limitation, the opportunity to perform invasive testing of the Real Property, a Phase I environmental site assessment of the Property (the “Phase I Study”) and an engineer’s structural report respecting the Improvements (the “Structural Report”). The costs of conducting and obtaining any such Phase I Study and the Structural Report or of otherwise performing any other Inspections shall be the responsibility of Buyer. From and after the Contract Date through the Closing (or earlier termination of this Agreement), Buyer’s

Representatives may perform additional Inspections in accordance with the provisions of this Agreement, provided, however, that said access by Buyer’s Representatives to perform said Inspections shall be subject in all respects to Seller’s and the tenants’ rights under the Leases at the Real Property. Further, any such entry by Buyer’s Representatives shall be in compliance with all permits, codes, regulations, rules, laws, statutes and other requirements of any governmental body, agency or authority having jurisdiction over the Property, as well as the requirements of any Leases, ground leases and any private covenants, restrictions and easements of record. Any invasive testing of the Real Property (including the scope thereof and the identity of the Buyer’s Representatives performing such testing) shall require Seller’s consent, which consent may be withheld in Seller’s sole discretion (subject in all respects, however, to the rights of the tenants under the Leases at the Real Property to permit or consent to same). Buyer shall promptly deliver to Seller a copy of any written report or study relating to the Property prepared for Buyer by any third party consultant or other third party Buyer Representative. Any entry upon the Land or Improvements by Buyer or Buyer’s Representatives for the purpose of conducting such Inspections shall be upon not less than twenty-four (24) hours prior notice to Seller prior to any entry upon the Land or Improvements for the purpose of conducting such Inspections, and shall be subject, in any event, to prior scheduling and coordination with Seller. At Seller’s election, a representative of Seller shall be present during any entry by Buyer or Buyer’s Representatives upon the Land or Improvements to conduct the Inspections. Buyer shall not cause or permit any mechanic’s liens, materialmen’s liens or other liens to be filed against the Property as a result of the Inspections. Buyer shall furnish Seller with evidence of commercial general liability insurance having coverage limits of at least Two Million and 00/100 US Dollars ($2,000,000), together with such other insurance as Seller may reasonably require Buyer to carry against liabilities which may arise in connection with the Inspections. All Inspections shall be performed in a manner that will not disturb the ongoing operations at the Real Property, nor cause any damage, loss, disturbance to business, cost or expense to, or claims against, Seller or the Property. Prior to Closing (or earlier termination of this Agreement), Buyer shall not approach, contact or involve itself in any discussions or negotiations with any tenant of the Real Property under any Lease or with any other occupant of the Real Property, without Seller’s prior written consent (which may be withheld in Seller’s sole discretion) and without Seller or its representative being present thereat. Buyer shall in no event (i) request or initiate any inspections of the Property by any governmental or quasi-governmental entities or agencies (provided, however, that the foregoing shall not prohibit Buyer from seeking from applicable governmental or quasi-governmental entities or agencies customary zoning compliance letters), and (ii) involve itself in any discussions with governmental or quasi-governmental entities concerning the Property without Seller being present at such discussions and pre-approving (in its sole discretion) the scope and content of such discussions. Buyer shall promptly repair and restore any damage to the Property caused by the prior or any subsequent entry upon the Land or Improvements by Buyer or the other Buyer’s Representatives. Buyer shall indemnify, defend and hold harmless Seller and Seller’s officers, directors, shareholders, partners, members, managers, tenants, agents and employees (collectively, the “Seller Indemnified Parties”), from and against any and all actions, losses, costs, damages, claims, liabilities, and expenses (including litigation expenses and court costs and reasonable attorney’s fees) brought, sought or incurred by or against any of the Seller Indemnified Parties resulting from, arising out of, or in any way relating to, entry upon the Land or Improvements by Buyer or any of the other Buyer’s Representatives or otherwise in any way related to the Inspections, whether conducted prior to, as of or subsequent to the Contract Date, or any violation of the provisions of this Section 5.2. The foregoing indemnification and repair and restoration obligations (herein collectively referred to as “Buyer’s Indemnity”) shall expressly survive the Closing or any earlier termination of this Agreement.
     5.3 Due Diligence. Buyer hereby acknowledges that (i) it has heretofore had ample opportunity to review and analyze the Due Diligence Materials, the Title Commitment, the Survey, any Updated Survey, the results of the Inspections and all other matters respecting the Property, and (ii) any future Inspections Buyer may conduct are solely being permitted as an accommodation to Buyer and the results of same shall in no event be deemed to grant Buyer any further contingency under this Agreement or serve as the basis for any right of Buyer to terminate this Agreement. Buyer hereby acknowledges that it is satisfied with all matters described above in this Section 5.3 and all other matters respecting the Property and the transaction contemplated by this Agreement generally, and that, except as otherwise expressly stated in this Agreement, Buyer shall have no right to terminate this Agreement. The parties shall proceed to close the transaction contemplated by this Agreement as provided herein, and the Earnest Money Deposit shall be deemed non-refundable (except as otherwise expressly provided herein).
ARTICLE 6
REPRESENTATIONS AND WARRANTIES
     6.1 Representation and Warranties of Seller. To induce Buyer to execute, deliver and perform this Agreement, Seller hereby represents and warrants to Buyer the following on and as of the Contract Date:
     (a) Authority. BREOF Fannin is a duly organized and validly existing limited partnership in good standing under the laws of the State of Delaware, and BREOF Phoenix is a duly organized and validly existing limited liability company in good standing under the laws of the state of Delaware. Seller has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by Seller pursuant hereto, and all required action and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Seller are and shall be duly authorized to sign the same on Seller’s behalf and to bind Seller thereto. This Agreement and all documents to be executed pursuant hereto by Seller are and shall be binding upon and enforceable against Seller in accordance with their respective terms.
     (b) Contracts. Attached as Exhibit E to this Agreement and incorporated herein by this reference is a true, correct and complete schedule in all material respects of all currently existing Contracts of which Seller has knowledge. Except as may be disclosed in the Due Diligence Materials or other documents delivered or made available to Buyer, Seller has not received any currently effective notice in writing of any uncured material breach or default under any of the Contracts, the existence of which would have a material adverse effect on the operation or value of the Property. True, correct and complete copies of all currently existing Contracts (including, without limitation, all amendments, modifications and agreements pertaining thereto) have been made available to Buyer, as and to the extent same are in the possession of Seller and its affiliates.
     (c) Fannin Ground Lease, Phoenix Tunnel Lease and Phoenix Tunnel Sublease. Except as may be disclosed in the Due Diligence Materials or other documents delivered or made available to Buyer, Seller has not received any currently effective notice in writing of any uncured material breach or default under the Fannin Ground Lease, the Phoenix Tunnel Lease or the Phoenix Tunnel Sublease which would have a material adverse effect on the operation or value of the Property. True, correct and complete copies of the Fannin Ground Lease, the Phoenix Tunnel Lease and the Phoenix Tunnel Sublease (including, without limitation, all amendments, modifications and agreements pertaining thereto) have been made available to Buyer, as and to the extent same are in the possession of Seller and its affiliates.
     (d) Licenses and Permits and Warranties. Seller has heretofore delivered to Buyer (or made available to Buyer as part of the Due Diligence Materials) all currently existing Licenses and Permits and Warranties which are currently in Seller’s possession. Except as disclosed in the Due Diligence Materials, Seller has not received any currently effective notice in writing of any uncured material breach or default under any of the Licenses and Permits or the Warranties, the existence of which would have a material adverse effect on the operation or value of the Property.
     (e) Violations of Laws. Except as disclosed in Exhibit F, Seller has not received any currently effective notice in writing from any applicable governmental authority of any violation of any Legal Requirements pertaining to the Property which has not been entirely corrected.
     (f) Litigation. Except as set forth on Exhibit G to this Agreement and incorporated herein by this reference, there is no pending litigation or other proceeding against Seller or, to Seller’s knowledge, related to the Property (including without limitation any condemnation action), other than claims which are fully covered by insurance.
     (g) Condemnation. To Seller’s knowledge, except as may be set forth in the Due Diligence Materials, Seller has not received any written notice from any governmental or quasi-governmental authority regarding an existing or pending condemnation of any part of the Real Property.
     (h) No Conflict or Violation. Neither the execution, delivery or performance of this Agreement by Seller, nor the consummation of the transactions contemplated hereby will (a) violate or conflict with any provision of the organizational documents of Seller, or (b) violate any order, judgment, injunction, award or decree of any court or arbitration body, by or to which Seller or the Property are or may be bound or subject.
     (i) Bankruptcy. No voluntary, and to Seller’s knowledge no involuntary, attachments, execution proceedings, assignments for the benefit of creditors, insolvency,

bankruptcy, reorganization or other insolvency related proceedings are pending against Seller.
     (j) FIRPTA Representation. Seller is not a “foreign person” within the meaning of Section 1445 of the Code (as defined below).
     (k) Leases. Attached as Exhibit H-1 to this Agreement is a true, correct and complete description in all material respects of those Leases between Seller, as landlord, and JPMorgan, as tenant (collectively, the “JPMorgan Leases”). True, correct and complete copies of said JPMorgan Leases (including, without limitation, all amendments, modifications and agreements pertaining thereto) have been made available to Buyer, as and to the extent same are in the possession of Seller and its affiliates. To Seller’s knowledge, attached as Exhibit H-2 attached hereto is a complete list in all material respects of all other Leases at the Property.
     (l) Leasing/Brokerage Commissions. To Seller’s knowledge, Seller is not liable or responsible for any leasing or brokerage commissions in connection with the JPMorgan Leases.
     (m) Employees. Seller has not employed any persons in connection with the management, operation or maintenance of the Property.
     6.2 Limitations. Seller’s liability for breaches of the representations and warranties contained in this Agreement and for other matters shall be limited as follows:
     (a) Generally. All representations and warranties of Seller set forth in Section 6.1 above, as well as Buyer’s right to enforce its remedies hereunder for any breach of the same, shall survive the Closing for six (6) months (i.e., meaning that Buyer must give notice in writing to Seller of such claim, in reasonable detail, prior to the expiration of said 6-month period and commence a claim therefor in a court of competent jurisdiction within thirty (30) days thereafter). In the event that Buyer has knowledge, through its due diligence investigations or otherwise, that any of the representations or warranties made by Seller under this Agreement were not true or correct when made, and if Buyer nevertheless closes the transaction contemplated by this Agreement, then Buyer shall be deemed to have waived any such representation and warranty and shall have no further claim against Seller with respect thereto. Further, Buyer shall have no recourse against Seller to enforce or seek damages (i.e., in each case, whether under Section 8.1(c) below, Section 12.2 below or otherwise) for any breach of representations and warranties unless the total damage resulting from such breaches, in the aggregate (i.e., irrespective of whether Buyer had knowledge of same before or after Closing), exceeds Two Million and 00/100 US Dollars ($2,000,000.00) (provided that once such threshold amount has been reached, Buyer shall be entitled to recourse against Seller for the dollar value of all aggregate claims, above said threshold amount), subject in any event to the other terms, conditions and limitations set forth in this Agreement.
     (b) Seller’s Knowledge. As used herein, the phrase “to Seller’s knowledge” and words of similar import shall mean the actual, current knowledge as of the Contract

Date of Steven H. Ganeless, being the President of BREOF BNK LLC, a Delaware limited liability company, which entity is the sole member of BREOF Phoenix and the sole member of the general partner of BREOF Fannin.
     (c) Buyer’s Knowledge. For purposes hereof, Buyer’s “knowledge” or “actual knowledge” shall be deemed to be the actual knowledge of each of Clifford E. Lai (“Lai”) (i.e., being the President and Chief Executive Officer of Crystal River Capital, Inc. (“Crystal”), which is the parent company of Buyer), Robin Baker (“Baker”) (i.e., being an employee of Hyperion Brookfield Asset Management, Inc. (“Hyperion”), which is the parent company of the external manager of Crystal, which in turn is the parent company of Buyer) and Ann Smith (“Smith”) (i.e., also being an employee of Hyperion), in each instance after inquiry of those employees and consultants of Buyer, Hyperion and Crystal that have conducted the due diligence investigation on behalf of Buyer, provided that each of Lai, Baker and Smith shall also be deemed to have actual knowledge of all matters disclosed by the Due Diligence Materials and any other documentation of Seller which was delivered to, or make available for review by, Buyer, Hyperion or Crystal.
     (d) Aggregate Liability. Except for Seller’s obligations under Article 13 and Seller’s reproration obligations under Article 10 and Seller’s obligations under any Seller Ground Lessor Estoppel Certificate and without limiting Buyer’s specific performance remedy under Section 12.2, Seller’s aggregate liability to Buyer under this Agreement and under any of the other provisions contained in the documents being delivered pursuant to Section 11.2 hereof (other than any Seller Ground Lessor Estoppel Certificate) shall in no event exceed Four Million and 00/100 US Dollars ($4,000,000.00).
     (e) No Liability for Consequential or Punitive Damages. Seller shall in no event be liable to Buyer under this Agreement and under any of the documents being delivered pursuant to Section 11.2 hereof for consequential, special or punitive damages.
     6.3 Representations and Warranties of Buyer. To induce Seller to execute, deliver and perform this Agreement, Buyer hereby represents and warrants to Seller the following on and as of the Contract Date:
     (a) Authority. Buyer is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware. Buyer has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by Buyer pursuant hereto, and all required action and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Buyer are and shall be duly authorized to sign the same on Buyer’s behalf and to bind Buyer thereto. This Agreement and all documents to be executed pursuant hereto by Buyer are and shall be binding upon and enforceable against Buyer in accordance with their respective terms.

     (b) No Conflict or Violation. Neither the execution, delivery or performance by Buyer of this Agreement, nor the consummation of the transaction contemplated hereby will: (a) violate or conflict with any provision of Buyer’s organizational documents; or (b) violate any order, judgment, injunction, award or decree of any court or arbitration body, or any other body, by or to which Buyer is or may be bound or subject.
     (c) Approvals. No approval or consent of any governmental, administrative or regulatory body or any other person or entity is required for the execution, delivery or performance by Buyer of this Agreement, or any related documents or instruments, to which Buyer is a party.
     (d) Bankruptcy. No voluntary, and to Buyer’s knowledge no involuntary, attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other insolvency-related proceedings are pending against Buyer.
     All representations and warranties of Buyer set forth in this Section 6.3 as well as Seller’s right to enforce its remedies hereunder for any breach of the same, shall survive the Closing for a period of six (6) months (i.e., meaning that Seller must give notice in writing to Buyer of such claim, in reasonable detail, prior to the expiration of said 6-month period and commence a claim therefor in a court of competent jurisdiction within thirty (30) days thereafter).
     6.4 AS-IS. EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 6.1 ABOVE AND IN SECTION 13.1 BELOW, BUYER ACKNOWLEDGES THAT IT IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER BY SELLER OR ANY AGENT OR EMPLOYEE THEREOF REGARDING THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ITS PHYSICAL CONDITION, ITS SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS COMPLIANCE WITH LAWS [INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LAWS, OR THE ABSENCE OF HAZARDOUS SUBSTANCES THEREUPON]), AND SELLER EXPRESSLY DISCLAIMS ANY AND ALL SUCH REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, EXCEPT FOR ANY LIMITED WARRANTIES CONTAINED IN SECTION 6.1 ABOVE AND IN SECTION 13.1 BELOW. EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 6.1 ABOVE, BUYER SHALL ACCEPT THE PROPERTY IN ITS “AS IS”, “WHERE IS”, “WITH ALL FAULTS” CONDITION, AND SELLER HEREBY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXPRESS OR IMPLIED.
     EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE TRUTH, ACCURACY OR COMPLETENESS OF ANY MATERIALS, DATA OR OTHER INFORMATION DELIVERED OR MADE AVAILABLE BY SELLER TO BUYER IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, THE DUE DILIGENCE MATERIALS).

     BUYER ACKNOWLEDGES THAT IT IS A SOPHISTICATED REAL ESTATE BUYER WHO HAS HERETOFORE HAD OPEN ACCESS TO, AND SUFFICIENT TIME TO REVIEW, ALL INFORMATION, DOCUMENTS, AGREEMENTS, STUDIES AND TESTS RELATING TO THE PROPERTY THAT BUYER DEEMED NECESSARY TO REVIEW IN ITS SOLE DISCRETION, AND HAS CONDUCTED A COMPLETE AND THOROUGH INSPECTION, ANALYSIS AND EVALUATION OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO ENVIRONMENTAL TESTING. BUYER HEREBY RELEASES SELLER, ITS CONSTITUENT OWNERS, AND THEIR RESPECTIVE AGENTS AND EMPLOYEES, FROM ANY AND ALL LIABILITY, RESPONSIBILITY, CLAIMS, DAMAGES, LOSSES AND EXPENSES ARISING OUT OF OR RELATED TO THE CONDITION OF THE PROPERTY OR ITS SUITABILITY FOR ANY PURPOSE, EXCEPT FOR ANY LIABILITY OF SELLER EXPRESSLY SET FORTH HEREIN.
     BUYER HAS UNDERTAKEN SUCH INVESTIGATION AS BUYER DEEMED NECESSARY TO MAKE BUYER FULLY AWARE OF THE CONDITION OF THE PROPERTY AS WELL AS ALL FACTS, CIRCUMSTANCES AND INFORMATION WHICH MAY AFFECT THE USE AND OPERATION OF THE PROPERTY, AND BUYER COVENANTS AND WARRANTS TO SELLER THAT BUYER HAS RELIED AND SHALL RELY, EXCEPT TO THE EXTENT OF SELLER’S REPRESENTATIONS AND WARRANTIES CONTAINED IN SECTION 6.1 ABOVE AND IN SECTION 13.1 BELOW, SOLELY ON BUYER’S OWN DUE DILIGENCE INVESTIGATION IN DETERMINING TO PURCHASE THE PROPERTY. THE PROVISIONS OF THIS SECTION 6.4 SHALL SURVIVE THE CLOSING OR EARLIER TERMINATION OF THIS AGREEMENT AND SHALL BE INCORPORATED INTO THE CLOSING DOCUMENTS TO BE DELIVERED AT CLOSING.
     6.5 Release. Without limiting the provisions of Section 6.4 above, as a continuing obligation surviving the Closing and the transfer and conveyance of the Property hereunder, Buyer hereby acknowledges and agrees that, effective upon Closing, Buyer shall be deemed to have covenanted and agreed to (i) release Seller and Seller’s “Releasees” (as hereinafter defined) from and against any and all loss, damage, claim, costs and expense (including, without limitation, actual attorneys’ fees, charges and costs) and any other liability whatsoever, whether foreseen or unforeseen, arising out of or relating to the physical condition of the Property or any portion thereof (including, without limitation, the environmental condition of the Property), regardless of whether such condition arose or came into existence before, on or after the Closing Date; and (ii) defend, indemnify and hold harmless Seller and Seller’s Releasees from and against any and all loss, damage, claim, costs and expense (including, without limitation, actual attorneys’ fees, charges and costs) and any other liability whatsoever, whether foreseen or unforeseen, arising out of or relating to the physical condition of the Property or any portion thereof (including, without limitation, the environmental condition of the Property), but only to the extent such condition arose or came into existence (x) prior to the date Seller acquired title to the Property, or (y) from and after the Closing Date hereunder. Seller’s “Releasees” shall mean Seller, its members, and their respective successors and assigns (including, without limitation, an accommodation party substituted as Seller for purposes of effecting a like-kind exchange), officers, directors, managers, agents, employees, attorneys, shareholders, and the parents, subsidiaries and affiliated companies of same. Without limiting the foregoing, from and after the execution of this Agreement, the provisions of this Section 6.5 shall continue to be effective with respect to each Seller’s Releasee irrespective of whether thereafter such Releasee assigns or has purported to assign or otherwise dispose of its interest or any portion of its interest, under this Agreement or in the Property.
ARTICLE 7
SELLER’S COVENANTS; JP SUBLEASE LETTER AGREEMENT
     7.1 Covenants. Seller covenants and agrees to the following:
     (a) Title. Except as otherwise specifically contemplated in this Agreement or as may be required by Legal Requirements, and without limiting any rights tenants may have under their Leases, from and after the Contract Date to the Closing Date, Seller shall not further encumber title to the Property in any consensual manner without the written consent of Buyer (which consent shall not be unreasonably withheld).
     (b) Contracts. Except as otherwise specifically contemplated in this Agreement, and without limiting any rights tenants may have under their Leases, Seller agrees not to enter into any contracts or agreements (other than Leases, which shall be governed by Section 7.1(d) below, and other than the “JP Sublease Letter Agreement” [defined below], which shall be governed by Section 7.2 below) after the date hereof, except those which are cancelable on thirty (30) days’ notice or less and without a termination payment or penalty, to which the Buyer or the Property may be or may become subject without the express written approval of Buyer (not to be unreasonably withheld).
     (c) Maintenance. From the Contract Date to the Closing Date, Seller shall, at its sole cost and expense, maintain or cause to be maintained the Property consistent with Seller’s current practices, and Seller shall keep and perform or cause to be performed all obligations of Seller under the Fannin Ground Lease, the Phoenix Tunnel Lease, the Phoenix Tunnel Sublease, the JPMorgan Leases and any other Leases entered into in accordance with the provisions of Section 7.1(d) below, the Contracts, the Licenses and Permits and the Warranties; provided that nothing in this Agreement shall require Seller to make any capital improvements or replacements to the Property following the Contract Date, except to the extent required to do so by applicable Legal Requirements. Notwithstanding the foregoing, to the extent that any of the aforesaid maintenance obligations or obligations pertaining to capital improvements or replacements required by Legal Requirements are a tenant’s obligation under its Lease, then Seller’s sole obligation hereunder shall be to use reasonable efforts to enforce the applicable Lease in order to satisfy the aforesaid obligations described in this subsection (c).
     (d) Leasing.
     (i) During the pendency of this Agreement, Seller will deliver to Buyer notice (a “Proposed Lease Transaction Notice”) of any new Leases or any renewals, expansions, or modifications of existing Leases or any express waiver of material obligations of JPMorgan under the JPMorgan Leases to which

Seller is contemplating entering into or granting (a “Proposed Lease Transaction”), which Proposed Lease Transaction Notice shall conspicuously state thereon that failure of Buyer to deliver written notice of disapproval within five (5) business days thereafter shall be deemed to be Buyer’s approval of the applicable Proposed Lease Transaction. Seller’s Proposed Lease Transaction Notice will include a description of all Tenant Inducement Costs relating to the Proposed Lease Transaction.
     (ii) Seller shall not enter into any Proposed Lease Transaction without Buyer’s approval, not to be unreasonably withheld, conditioned or delayed. Buyer agrees that it will promptly review any Proposed Lease Transaction within five (5) business days after receipt of the Proposed Lease Transaction Notice from Seller. A failure to provide written notice of disapproval within such five (5) business day period will be deemed to constitute approval by Buyer for all purposes, including, without limitation, approval of the Tenant Inducement Costs, all of which shall be the responsibility of Buyer.
     (iii) The provisions of Section 7.1(d)(i) and (ii) above shall in no event relate to the JP Sublease Letter Agreement described below.
     (e) Insurance. From the Contract Date to the Closing Date, Seller shall, at its sole cost and expense, maintain in full force and effect any casualty insurance policies which Seller (but not any tenant) currently carries with respect to the Property, and, in the event that Seller currently carries any such casualty insurance policies then to the extent that Seller seeks to renew same or change policies, any replacement policy shall provide substantially similar coverage (subject to customary exceptions at the time of renewal or replacement including, without limitation, terrorism exclusions, war (declared or undeclared) exclusions and the like). Upon request, Seller shall deliver to Buyer reasonable evidence of any of said renewal or replacement policies.
     7.2 JP Sublease Letter Agreement. Seller and Buyer hereby acknowledge that, in addition to the JPMorgan Leases (defined above), there exist certain other Leases at each of the Fannin Building and the Phoenix Building which, according to the JPMorgan Leases, are the responsibility of JPMorgan by virtue of the fact that JPMorgan entered into such other Leases, as landlord, prior to the effective dates of the JPMorgan Leases (such other Leases are sometimes referred to herein as the “Other Leases”). To Seller’s knowledge, the only Other Leases in effect are those described on Exhibit H-2 to this Agreement. In connection with the foregoing, the parties hereby acknowledge that Seller is currently in the process of negotiating a letter agreement (the “JP Sublease Letter Agreement”) with JPMorgan memorializing the understanding of JPMorgan and Seller with respect to their respective obligations relating to the Other Leases; a copy of the most recent version of the JP Sublease Letter Agreement currently being negotiated is attached hereto as Exhibit P. Seller hereby agrees to use good faith, diligent efforts to cause the JP Sublease Letter Agreement to be finalized and executed by the parties thereto prior to Closing, in such form and substance as is acceptable to Seller in its sole discretion. Without limiting the foregoing, Buyer hereby acknowledges and agrees that Seller’s ability to so cause the JP Sublease Letter Agreement to be finalized and executed is not a condition to Buyer’s obligation to consummate the transaction contemplated by this Agreement and, accordingly, in the event that, despite Seller’s good faith, diligent efforts, the JP Sublease Letter Agreement is not so finalized and executed either before or after Closing then same shall not constitute a default by Seller hereunder or entitle Buyer to terminate this Agreement. Without limiting the foregoing provisions of this Section 7.2, Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against any and all claims brought by JPMorgan against Buyer on account of security deposit and rental amounts that may have been, prior to Closing, delivered to, or collected by, Seller under the Other Leases.
ARTICLE 8
CONDITIONS PRECEDENT
     8.1 Conditions Precedent to the Obligations of Buyer. Buyer’s obligation to acquire the Property pursuant to this Agreement shall be subject to the satisfaction, prior to the Closing Date, of all of the following conditions precedent, each of which may be waived by Buyer in its sole discretion:
     (a) Seller shall have performed, in all material respects, all of its covenants and obligations under this Agreement;
     (b) Seller shall have timely executed and delivered to Escrowee all of the items referred to in Section 11.2 hereof; and
     (c) All of Seller’s representations and warranties set forth in Section 6.1 of this Agreement shall be true and correct in “all material respects” (as defined below) as of the Closing Date (provided that if Seller’s representations and warranties are not so true and correct in all material respects, Seller shall have five (5) days after written notice thereof from Buyer to [at its election] take curative action such that the representations and warranties at issue are then true and correct in all material respects); provided, however, that (i) if Buyer has knowledge (as defined in Section 6.2(c)) on or before the Contract Date of matters which, if known to Seller or if notice had been received by Seller with respect thereto, would make a representation or warranty of Seller untrue, then Seller shall not be deemed in breach of any representation or warranty with respect to such matter and Seller shall not be obligated to confirm same in its certificate delivered under Section 11.2(t) below, and such matter shall not give rise to any further condition to Buyer’s obligations under this Section 8.1; and (ii) if, due to a change of facts or circumstances, a representation or warranty by Seller that was true and accurate when made on the Contract Date, becomes untrue or inaccurate as of the Closing Date, then (x) to the extent such change was not the result of a default of any of Seller’s covenants under this Agreement, such change shall not constitute a default by Seller under this Agreement or a breach of Seller’s representations or warranties hereunder and Seller shall not be obligated to confirm same in its certificate delivered under Section 11.2(t) below, and (y) if (and only if) such change of facts or circumstances results in Seller’s representations and warranties contained in this Agreement no longer being true and correct in “all material respects” and if Seller has not taken the curative action described above in this subsection (c) within the five (5) day period provided therefor, then so long as such change was not caused by Buyer’s default hereunder, Buyer shall have such rights (as its sole recourse therefor) as described in the last sentence of this Section 8.1. For purposes of this Section 8.1(c), the term “all material respects” shall mean that any inaccuracy in such matter at issue (together with all other breaches of representations and warranties set forth in this Agreement, if any) will have an adverse monetary effect on the Property which exceeds Two Million and 00/100 Dollars ($2,000,000.00).
If any of the conditions to Buyer’s obligations to acquire the Property under this Section 8.1 have not been satisfied within the time periods and in accordance with the terms set forth herein, then Buyer shall have the right, as its sole recourse, to terminate this Agreement by written notice to Seller delivered on or before the Closing Date, in which event the Earnest Money Deposit shall be returned to Buyer, subject to the disbursement and payment release conditions set forth in Section 3.1, all obligations of the parties hereto shall thereupon cease (except for those which survive the early termination of this Agreement as expressly provided herein) and this Agreement shall thereafter be of no further force and effect, unless such failure of condition constitutes a default on the part of Seller under any other provision of this Agreement, in which case the terms of Section 12.2 shall also apply.
     8.2 Conditions Precedent to the Obligations of Seller. Seller’s obligation to sell, convey, assign, transfer and deliver the Property to Buyer pursuant to this Agreement shall be subject to the satisfaction, prior to the Closing Date, of all of the following conditions precedent, each of which may be waived by Seller in its sole discretion:
     (a) Buyer shall have performed, in all material respects, all of its covenants and obligations under this Agreement;
     (b) Buyer shall have tendered the Purchase Price to Escrowee pursuant to the provisions of this Agreement;
     (c) Buyer shall have timely executed and delivered to Escrowee all of the items referred to in Section 11.3 hereof; and
     (d) All of Buyer’s representations and warranties contained in Section 6.3 of this Agreement shall be true and correct as of the Closing Date.
If any of the conditions to Seller’s obligations to sell the Property under this Section 8.2 have not been satisfied within the time periods and in accordance with the terms set forth herein, then Seller shall have the right, as its sole recourse, to terminate this Agreement by written notice to Buyer, in which event the Earnest Money Deposit shall be paid to Seller, all obligations of the parties hereto shall thereupon cease (except for those which survive the early termination of this Agreement as expressly set forth herein) and this Agreement shall thereafter be of no further force and effect, unless such failure of condition constitutes a default on the part of Buyer under any other provision of this Agreement, in which case the terms of Section 12.1 shall also apply.

ARTICLE 9
DESTRUCTION, DAMAGE OR CONDEMNATION
     9.1 Destruction or Damage. If, subsequent to the Contract Date and on or before the Closing Date, all or any material portion of the Real Property shall be destroyed or damaged by one or more incidents of fire or other casualty, Seller shall immediately give Buyer notice of such occurrence, and Buyer shall on or before the earlier to occur of (i) fifteen (15) days after receipt of such notice and (ii) the then scheduled Closing Date, elect by written notice to Seller to (a) terminate this Agreement, in which event the Earnest Money Deposit and any interest thereon net of any investment charges shall be returned forthwith to Buyer, subject to the disbursement and payment release conditions set forth in Section 3.1, this Agreement shall be deemed null and void and neither party shall have any further rights and obligations hereunder (other than those matters which expressly survive early termination of this Agreement); or (b) proceed to close the transaction contemplated hereby as scheduled with no adjustment to the Purchase Price (provided, however, that Buyer shall have the right to participate with Seller in the adjustment and settlement of any insurance claim relating to said damage, and, to the extent the tenant(s) under the Leases at the Real Property are not entitled to the insurance proceeds, Seller shall, at Closing, (i) assign to Buyer all of Seller’s interest in any then unpaid insurance proceeds claimed with respect to said loss or damage, and (ii) pay to Buyer all insurance proceeds theretofore paid to Seller with respect to same and not theretofore used for restoration or repair, plus any deductible amount). Buyer’s failure to give notice within the time period specified above shall be deemed to be Buyer’s election of option (b) above. For purposes of this Section 9.1, damage to the Real Property shall not be deemed to be “material” under this Section 9.1 unless the cost of restoring damage to the Real Property, in the aggregate, exceeds Twelve Million and 00/100 US Dollars ($12,000,000.00); provided, however, if, in the event of a certain fire or other casualty, any Lease requires the tenant thereunder to fully repair and restore the portion of the Real Property that is destroyed or damaged by same, and such tenant does not terminate its Lease on account thereof, then for purposes of this Agreement said fire or other casualty shall in no event be deemed “material” hereunder, irrespective of whether the cost of restoring the damage to the Real Property exceeds $12,000,000. With respect to any such damage which is not material, Buyer shall have no right to terminate this Agreement provided that closing and insurance adjustment procedures described in clause (b) above shall still apply.
     9.2 Condemnation. If, subsequent to the Contract Date and on or before the Closing Date, any proceeding which shall relate to the proposed taking of any material portion of the Real Property by condemnation or eminent domain is instituted or commenced, Buyer shall have the right and option to terminate this Agreement by giving Seller written notice to such effect on or before the earlier to occur of (i) fifteen (15) days after receipt of written notification of any such occurrence or occurrences and (ii) the then scheduled Closing Date. Failure to give such notice within such time shall be conclusive evidence that Buyer has waived the option to terminate by reason of the occurrence or occurrences of which it has received notice, the parties shall proceed to close the transaction contemplated hereby and, to the extent the tenant(s) under the Leases at the Real Property are not entitled to the condemnation proceeds, Buyer shall be at Closing (i) credited with any condemnation proceeds theretofore paid to Seller with respect to the taking (and not theretofore used for restoration or repair), and (ii) assigned all Seller’s right to any other proceeds therefrom. Seller agrees to furnish Buyer written notification with respect to any such proceedings within five (5) business days after Seller’s receipt of any such notification of such proceedings. Should Buyer elect to so terminate this Agreement, the Earnest Money Deposit plus any interest thereon net of any investment charges shall be returned forthwith to Buyer, subject to the disbursement and payment release conditions set forth in Section 3.1, this Agreement shall be deemed null and void and neither party shall have any further rights and obligations hereunder (other than those matters which expressly survive early termination of this Agreement). For purposes of this Section 9.2, a taking of the Real Property shall not be deemed to be “material” under this Section 9.2 unless the value of the portion of the Real Property taken exceeds, in the aggregate, Twelve Million and 00/100 US Dollars ($12,000,000.00); provided, however, if, in the event of a certain condemnation or eminent domain proceeding, any Lease requires the tenant thereunder to fully repair and restore the portion of the Real Property affected thereby and such tenant does not terminate its Lease on account thereof, then for purposes of this Agreement, such condemnation or eminent domain proceedings shall in no event be deemed “material” hereunder, irrespective of whether the value of the Real Property taken exceeds $12,000,000. With respect to any such taking which is not material Buyer shall have no right to terminate this Agreement provided that, to the extent the tenant(s) at the Real Property are not entitled to the condemnation proceeds, Buyer shall still be (i) credited with any condemnation proceeds paid to Seller (and not theretofore used for restoration or repair) and (ii) assigned all of Seller’s right to any other proceeds therefrom.
ARTICLE 10
POSSESSION, PRORATIONS AND CLOSING COSTS
     10.1 Possession. Sole and exclusive possession of the Property shall be delivered to Buyer on the Closing Date, subject only to the rights of tenants and other occupants under the Leases, and the parties under any Permitted Title Exceptions, the Contracts, the Fannin Ground Lease, the Phoenix Tunnel Lease and the Phoenix Tunnel Sublease.
     10.2 Prorations.
     (a) The following will be apportioned with respect to the Property as of 12:01 a.m. (local time at the Property), on the day of Closing, as if Buyer were vested with title to the Property during the entire day upon which Closing occurs:
     (i) Current rents collected from tenants under the Leases, and rents collected by Seller under the Phoenix Tunnel Sublease (if any), shall be prorated for the month during which the Closing occurs (the term “rents” as used in this Agreement includes all payments due and payable by tenants under the Leases);
     (ii) Current bills for real estate taxes and special assessments, if any, assessed against the Property (“Taxes”) for the calendar year of Closing shall be prorated on a cash basis, as opposed to an accrual basis, as follows:
     (A) Buyer shall receive a credit for Taxes payable in calendar year 2007, attributable to the period of Seller’s ownership of the Property in calendar year 2007, as and to the extent that Seller has not yet paid the relevant bill therefor; and Seller shall receive a credit for Taxes paid by or on behalf of Seller in calendar year 2007 to the relevant taxing authority prior to Closing, for Taxes attributable to the period of Buyer’s ownership of the Property in calendar year 2007;
     (B) Subject to reconciliation as provided in subparagraph (f), below, Seller shall retain all amounts paid or payable by tenants under the Leases on account of Taxes payable during calendar year 2007 for the period prior to Closing, and Buyer shall be entitled to amounts paid by tenants under the Leases on account of Taxes payable during calendar year 2007 for the period after Closing.
Notwithstanding the foregoing provisions of this subsection (ii), to the extent it is the responsibility of the tenants under the Leases to pay the Taxes directly to the applicable taxing authorities, there shall be no proration between Seller and Buyer with respect thereto.
Any refund or credit attributable to Seller’s overpayment of Taxes payable in 2007 for the period prior to Closing and for previous years (collectively, the “Refund”) which is not the property of tenants under Leases is the property of Seller, and Buyer shall reasonably cooperate with Seller to obtain the Refund at Seller’s reasonable expense. Any other refund for overpayment for Taxes for any other period belongs to Buyer.
     (b) Payments of accounts for water, sewer, electricity, telephone and all other utilities currently in the name of Seller (or its managing agent) shall be placed in the name of Buyer on the Closing Date and Seller shall arrange for final meter readings and metered services to be conducted on the Closing Date. Seller shall be responsible to pay in full all bills for such utility charges related to any period prior to the Closing Date and Buyer shall be responsible to pay all utility charges related to any period on and subsequent to the Closing Date. With respect to utilities which are not metered, charges for such service shall be prorated as of the Closing Date, based on charges for the previous billing period, and Buyer and Seller shall receive credits or charges, as appropriate, with such amounts to be reprorated promptly after the final bills are issued. Seller shall cooperate with Buyer to effect the transfer of utility accounts from Seller to Buyer. Notwithstanding the foregoing provisions of this subsection (b), to the extent that it is the responsibility of the tenants under the Leases to pay the aforesaid utilities directly to the applicable utility providers, there shall be no proration between Seller and Buyer with respect thereto.
     (c) Buyer shall be entitled to a credit against the Purchase Price for sums that are due (or accrued) and unpaid as of the Closing Date under any Contracts being assumed by Buyer which are not otherwise covered by the foregoing provisions of this Section 10.2, and Seller shall be entitled to a credit to the extent that sums have been paid under any Contract, for services to be performed or goods to be delivered after the Closing Date.

     (d) Seller shall be responsible for all Tenant Inducement Costs which are due and payable on or before the Closing Date under or related to the Leases in existence as of the Contract Date; Buyer shall be responsible for (and Seller shall have no responsibility for) all Tenant Inducement Costs (i) for or related to all new Leases (i.e., including, without limitation, any amendment to an existing Lease) signed after the Contract Date; and/or (ii) which are due and payable after the Closing Date for or related to the Leases in existence as of the Contract Date.
     (e) Unpaid and delinquent rent collected by Seller and Buyer after the Closing Date will be delivered as follows: (i) if Seller collects any unpaid or delinquent rent for the Property, Seller will, within fifteen (15) days after the receipt thereof, deliver to Buyer any such rent which Buyer is entitled to hereunder relating to the date of Closing and any period thereafter, and (ii) if Buyer collects any unpaid or delinquent rent from the Property, Buyer will, within fifteen (15) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Buyer agree that all rent received by Seller or Buyer will be applied first to rents that became due and payable after Closing, and second, to those which were due and payable prior to Closing, in reverse order of maturity. Buyer will make a good faith effort after Closing to collect all unpaid and delinquent rents in the usual course of Buyer’s operation of the Property, but Buyer will not be obligated to institute any lawsuit or other collection procedures to collect such unpaid or delinquent rents. In the event that there shall be any rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (e.g., such as year end operating and common area expense reimbursements and the like), then any rents or charges of such type received by Buyer or its agents or Seller or its agents subsequent to Closing will, to the extent applicable to a period extending through the Closing, be prorated between Seller and Buyer as of Closing and Seller’s portion thereof will be remitted promptly to Seller by Buyer without reduction for any costs of collection or processing.
     (f) The parties shall perform a year end reconciliation of rents and operating expense contributions and any pass-throughs as required under the Leases for calendar year 2007 prior to February 15, 2008. If the annual reconciliation of Tenant/occupant rents, operating expenses and pass-throughs for the 2007 calendar year results in there being amounts due and payable by the tenants or other occupants, Buyer will collect such amounts and pay the portion of same for Seller’s period of ownership to Seller promptly upon Buyer’s receipt. If such reconciliation results in there being refunds due and payable to tenants or other occupants on account of the pass through of specifically designated expenses incurred during Seller’s period of ownership, Seller will pay to Buyer the amount of any such documented pass-through of expenses within ten (10) business days of receipt of a written request therefor from Buyer, whereupon Buyer will promptly disburse the appropriate refunds to the tenants or other occupants. There shall be no further obligation to reprorate or reconcile tenant pass-throughs after February 15, 2008 (the “Final Payment Date”).

     (g) Notwithstanding anything to the contrary contained in this Agreement, rentals and other amounts under the Fannin Ground Lease shall be prorated as follows:
     (i) Fixed, minimum and base rentals, payable under the Fannin Ground Lease, for the month of Closing shall be prorated between Seller and Buyer on a per diem basis;
     (ii) Any and all real estate taxes, and ad valorem taxes, assessments, levies and charges which are the responsibility of the “Tenant” under the Fannin Ground Lease shall be prorated in accordance with the provisions of Section 10.2(a)(ii) above; provided, however, that to the extent that such taxes, assessments, levies and charges for which the “Tenant” under the Fannin Ground Lease is responsible, are paid directly to applicable taxing authority by the tenants under the Leases at the Real Property, there shall be no proration between Seller and Buyer with respect thereto.
     (h) All other expenses customarily prorated on the transfer of net leased properties in the areas where the Property is located shall be prorated on an accrual basis as of the Closing Date on the basis of the most recent ascertainable amounts of or other reliable information in respect to each such item of income and expense, and the net credit to Buyer or Seller shall be paid in cash or as a credit against that portion of the Purchase Price payable on the Closing Date. Any item prorated on an estimated basis on the Closing Date shall be reprorated by the parties when and as the actual amount of such item of income or expense becomes known and adjusted on or before the Final Payment Date. Any adjustment due to reproration shall be effected promptly following final determination of the amount of such item and demand by the party to whom credit is due.
     (i) The provisions of this Section 10.2 will survive the Closing.
     10.3 Closing Costs. Seller shall be responsible for: (i) one hundred percent (100%) of all title charges and premiums attributable to the Phoenix Commitment, the Phoenix Policy (and “mark-up”), the Fannin Commitment, and the Fannin Policy (and “mark-up”) required to be delivered by Seller hereunder (i.e., specifically excluding any additional charges or premiums for Buyer Endorsements, but specifically including 100% of any additional charges or premiums for insuring or endorsing over unpermitted Monetary Liens); (ii) all charges for the Survey; (iii) fifty percent (50%) of all state, county, local and municipal transfer taxes, if any; and (v) fifty percent (50%) of all closing fees and escrow fees and costs. Buyer shall be responsible for (a) one hundred percent (100%) of all fees for any Updated Survey, all state deed fees, documentary fees, and all recording fees; (b) fifty percent (50%) of all state, county, local and municipal transfer taxes, if any; (c) fifty percent (50%) of all closing fees and escrow fees and costs; (d) 100% of the costs of all Buyer Endorsements; and (e) 100% of all costs incurred in connection with any financing obtained by Buyer (including all charges for any lender title insurance commitments or policies and closing services performed by the Title Company) and in connection with any Inspections conducted by Buyer hereunder. Buyer and Seller shall each pay the fees and expenses of their respective legal counsel incurred in connection with the transaction contemplated hereby, subject, however, to the provisions of Section 15.7 below.

ARTICLE 11
CLOSING
     11.1 Time and Place. The closing of the transaction contemplated hereby (“Closing”) shall take place at the offices of Seller’s attorney (or such other place as may be mutually agreed upon by the parties) on the Closing Date. The Closing shall be effected pursuant to the escrow instructions described in Section 3.3 above.
     11.2 Seller’s Deliveries. On or before the Closing Date, Seller shall deliver or cause to be delivered to Buyer or to Escrowee the following documents, each of which shall be in form and substance reasonably acceptable to Buyer:
     (a) The Fannin Deed and the Phoenix Deed;
     (b) Two (2) counterpart originals of each of (i) BREOF Fannin’s Assignment and Assumption of Contracts substantially in the form attached as Exhibit I hereto (the “Assignment of Contracts”) and relating to those Contracts for the Fannin Real Property, executed by BREOF Fannin, and (ii) BREOF Phoenix’s Assignment of Contracts relating to those Contracts for the Phoenix Real Property, executed by BREOF Phoenix;
     (c) Two (2) counterpart originals of each of (i) BREOF Fannin’s Assignment and Assumption of the Licenses and Permits and Warranties, substantially in the form attached as Exhibit J hereto (the “Assignment of Licenses and Permits and Warranties”) and relating to those Licenses and Permits and Warranties for the Fannin Real Property, executed by BREOF Fannin, and (ii) BREOF Phoenix’s Assignment of Licenses and Permits and Warranties relating to those Licenses and Permits and Warranties for the Phoenix Real Property, executed by BREOF Phoenix;
     (d) Each of (i) BREOF Fannin’s Bill of Sale substantially in the form attached as Exhibit K hereto (“Bill of Sale”) assigning and conveying the Tangible Personal Property and the Intangible Personal Property relating to the Fannin Real Property, executed by BREOF Fannin and (ii) BREOF Phoenix’s Bill of Sale assigning and conveying the Tangible Personal Property and Intangible Personal Property relating to the Phoenix Real Property, executed by BREOF Phoenix;
     (e) Two (2) counterpart originals of each of (i) BREOF Fannin’s Assignment and Assumption of Leases substantially in the form attached as Exhibit L hereto (the “Assignment of Leases”) relating to the JPMorgan Lease at the Fannin Real Property and any new Leases entered into pursuant to Section 7.1(d) above at the Fannin Real Property, executed by BREOF Fannin; and (ii) BREOF Phoenix’s Assignment of Leases, relating to the JPMorgan Lease at the Phoenix Real Property, any new Leases entered into pursuant to Section 7.1(d) above at the Phoenix Real Property and the Phoenix Tunnel Sublease, executed by BREOF Phoenix;

     (f) Two (2) counterpart originals of BREOF Fannin’s Assignment and Assumption of Fannin Ground Lease substantially in the form attached hereto as Exhibit M (“Assignment of Fannin Ground Lease”), executed by BREOF Fannin;
     (g) Two (2) counterpart originals of BREOF Phoenix’s Assignment and Assumption of Phoenix Tunnel Lease substantially in the form attached hereto as Exhibit N (“Assignment of Phoenix Tunnel Lease”), executed by BREOF Phoenix;
     (h) To the extent not theretofore delivered to Buyer, the original (i) Required Lease Estoppel Forms, and (ii) Required Ground Lease Estoppel Forms (and, to the extent applicable, Seller Ground Lessor Estoppel Certificates);
     (i) To the extent in Seller’s possession, originals or copies of the executed counterparts of all Leases, all Contracts, all Licenses and Permits, all Warranties, the Fannin Ground Lease, Phoenix Tunnel Lease, and the Phoenix Tunnel Sublease, assigned to Buyer, all of which documents may remain held at the Real Property and shall be transferred to Buyer by means of the transfer of possession of the Real Property hereunder;
     (j) Counterparts of letters to parties under the Leases, the Contracts, the Fannin Ground Lease, the Phoenix Tunnel Lease and the Phoenix Tunnel Sublease, advising that same have been sold and assigned to Buyer;
     (k) Evidence confirming the due authorization, execution and delivery of this Agreement and the other documents to be executed in connection herewith by Seller;
     (l) To the extent required by the Title Company, an ALTA Statement in customary form required by the Title Company in order to issue the Title Policy required hereunder;
     (m) An executed Affidavit in customary form, or a qualifying statement from the U.S. Treasury Department, that the transaction is exempt from the withholding tax requirement imposed by Section 1445A of the Internal Revenue Code and the rules and regulations promulgated thereunder (“Code”);
     (n) All keys to the Improvements in Seller’s possession;
     (o) Subject to Section 11.7 below, the Title Policy (or a “marked-up” title commitment as described in Section 4.1 above) issued by the Title Company;
     (p) Any state, county and municipal transfer declarations which are legally or customarily required to be executed by Seller to effectuate the conveyance and transfer of the Property contemplated hereby;
     (q) Subject to Section 11.7 below, such other documents, instruments, certifications and confirmations as may be reasonably necessary or appropriate to comply with the provisions of this Agreement or as may be reasonably required and designated by the Title Company to fully effect and consummate the transactions contemplated hereby;
     (r) Funds sufficient to pay any amounts required to be paid by Seller in accordance with the provisions of Article 10 (which funds may, at Seller’s election, be accounted for from the net Purchase Price proceeds being delivered by Buyer hereunder);
     (s) Two (2) counterpart originals of each of (i) BREOF Fannin’s Rent Enhancement Agreement substantially in the form attached as Exhibit O hereto (the “Rent Enhancement Agreement”) and relating to the JPMorgan Lease at the Fannin Real Property, executed by BREOF Fannin (provided that the “Term” thereunder shall end on the last day of the 96th full calendar month thereunder and the “Monthly Rent Enhancement Amounts” thereunder shall be as set forth on Exhibit O), and (ii) BREOF Phoenix’s Rent Enhancement Agreement relating to the JPMorgan Lease at the Phoenix Real Property, executed by BREOF Phoenix (provided that the “Term” thereunder shall end on the last day of the 96th full calendar month thereunder and the “Monthly Rent Enhancement Amount” thereunder shall be as set forth on Exhibit O); and
     (t) Seller’s certificate dated as of the Closing Date confirming that the representations and warranties of Seller set forth in Section 6.1 of this Agreement are true and correct in all material respects as if made on the Closing Date (subject, however, to the terms of Section 8.1(c) above).
     11.3 Buyer’s Deliveries. On or before the Closing Date, Buyer shall deliver or cause to be delivered to Seller or to Escrowee the following documents, each of which shall be in form and substance reasonably acceptable to Seller:
     (a) Two (2) counterpart originals of each of the Assignment of Contracts referenced in Section 11.2(b) above, executed by Buyer;
     (b) Two (2) counterpart originals of each of the Assignment of Licenses and Permits and Warranties referenced in Section 11.2(c) above, executed by Buyer;
     (c) Two (2) counterpart originals of each of the Assignment of Leases referenced in Section 11.2(e) above, executed by Buyer;
     (d) Two (2) counterpart originals of the Assignment of Fannin Ground Lease, executed by Buyer;
     (e) Two (2) counterpart originals of the Assignment of Phoenix Tunnel Lease, executed by Buyer;
     (f) Counterparts of letters to parties under the Leases, the Contracts, the Fannin Ground Lease, the Phoenix Tunnel Lease and the Phoenix Tunnel Sublease, advising that same have been sold to Buyer;
     (g) Evidence confirming the due authorization, execution and delivery of this Agreement and the documents to be executed in connection herewith by Buyer.

     (h) To the extent required by the Title Company, an ALTA Statement or other affidavit in customary form required by the Title Company in order to issue the Title Policy required hereunder;
     (i) The balance of the Purchase Price;
     (j) Any state, county and municipal transfer declarations which are legally or customarily required to be executed by Buyer to effectuate the conveyance and transfer of the Property contemplated hereby;
     (k) Such other documents, instrument, certifications and confirmations as may be necessary or appropriate to comply with the provisions of this Agreement or as may be reasonably required and designated by Title Company to fully effect and consummate the transactions contemplated hereby;
     (l) Funds sufficient to pay all amounts required to be paid by Buyer in accordance with the provisions of Article 10;
     (m) Two (2) counterpart originals of each of the Rent Enhancement Agreements referenced in Section 11.2(s) above, executed by Buyer; and
     (n) Buyer’s certificate dated as of the Closing Date confirming that the representations and warranties of Buyer set forth in this Agreement are true and correct as if made on the Closing Date.
     11.4 Concurrent Deliveries. Seller and Buyer shall jointly deposit in the escrow or deliver to each other at or before Closing an agreed proration statement duly executed by the respective parties.
     11.5 Concurrent Transactions. All documents or other deliveries required to be made by Buyer or Seller at Closing, and all transactions required to be consummated concurrently with Closing, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by Buyer and Seller shall have been made, and all concurrent or other transactions shall have been consummated.
     11.6 New York Style Closing. The parties agree that the transaction shall be closed by means of a so-called “New York Style Closing” (i.e., meaning the concurrent delivery of the documents of title, transfer of interests, delivery of the Title Policy or “marked-up” title commitment as described herein and the payment of the Purchase Price). The parties shall provide any customary affidavits or undertakings to the Title Company necessary for the aforedescribed New York Style Closing to occur.
     11.7 Title Insurance. Seller agrees to use good faith, diligent efforts to cause the Title Company, at Closing, to issue (or irrevocably commit to issue) the Title Policy, in all material respects, as required under this Agreement. If, however, the Title Company fails or refuses to issue (or irrevocably commit to issue) said Title Policy at Closing, and provided that (i) Seller has utilized good faith, diligent efforts to cause Title Company to issue (or irrevocably commit to issue) such Title Policy, (ii) Seller has delivered all customary indemnifications and/or affidavits to the Title Company to enable the Title Company to issue (or irrevocably commit to issue) such Title Policy, (iii) the failure of the Title Company to issue (or irrevocably commit to issue) such Title Policy is not the result of any new title matter first arising from and after the date of the Title Commitment and arising from the acts or omissions of Seller in violation of the provisions of this Agreement, and (iv) the failure of the Title Company to issue (or irrevocably commit to issue) such Title Policy is not a result of any default of Seller hereunder (other than a default based on a failure of Seller to cause the Title Company to issue (or irrevocably commit to issue) such Title Policy otherwise required hereunder), then, notwithstanding anything contained in this Agreement to the contrary, the failure of the Title Company to issue (or irrevocably commit to issue) said Title Policy shall not be deemed a default by Seller hereunder, and, in lieu thereof, and as its sole recourse, Buyer may elect to either (1) terminate this Agreement, in which event the Earnest Money Deposit and any interest thereon net of investment charges shall be forthwith returned to Buyer, subject to the disbursement and payment release conditions set forth in Section 3.1, all obligations of the parties hereunder shall terminate, and this Agreement shall otherwise have no further force and effect (other than those matters which expressly survive early termination of this Agreement), or (2) proceed to close the transactions contemplated hereby in accordance with the terms of this Agreement, whereupon Buyer shall accept such form of title insurance policies, if any, as the Title Company is then prepared to issue. Buyer’s failure to make either of the two elections described in the preceding sentence on or before the Closing Date shall be deemed an election of option (2) above.
ARTICLE 12
DEFAULT
     12.1 Buyer Default.
     (a) Notwithstanding anything to the contrary contained in this Agreement, if, prior to Closing, Buyer is in default of this Agreement or in breach of any representation or warranty as and when made in this Agreement and Seller has knowledge thereof prior to Closing, then Seller shall deliver to Buyer written notice of such default or breach, which notice shall describe the nature of the default or breach and Buyer shall have a period of five (5) days to cure same (provided, however, that Buyer shall not be entitled to any such notice and opportunity to cure for any default under Articles 10, 11, 13 and Article 16). If such default or breach remains uncured beyond the five (5) day period described above, as applicable, or in the event of such default or breach where no such notice and cure period is permitted as provided above, then, except as provided below in this Section 12.1 and without limiting the other obligations and indemnities under this Agreement that expressly survive the termination of this Agreement, as Seller’s sole and exclusive remedy in lieu of all other legal or equitable remedies, Seller shall be entitled to (i) retain the Earnest Money Deposit and interest earned thereon (net of investment charges) as Seller’s liquidated damages, or (ii) waive the default at issue in writing and proceed to close the transaction contemplated by this Agreement in accordance with the other terms and provisions of this Agreement. THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ASCERTAIN

THE ACTUAL DAMAGES SUFFERED BY SELLER AS A RESULT OF BUYER’S FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY PURSUANT TO THIS AGREEMENT, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL INCUR AS A RESULT OF SUCH FAILURE; PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT AFFECT SELLER’S RIGHTS AND BUYER’S INDEMNITY OBLIGATIONS UNDER SECTION 5.2 OF THIS AGREEMENT, NOR SELLER’S RIGHTS AND BUYER’S OBLIGATIONS UNDER ARTICLE 13 AND ARTICLE 16 BELOW AND UNDER THE CONFIDENTIALITY AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. EACH PARTY HEREBY AGREES TO WAIVE ANY AND ALL RIGHTS WHATSOEVER TO CONTEST THE VALIDITY OF THE LIQUIDATED DAMAGE PROVISIONS FOR ANY REASON WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, THAT SUCH PROVISION WAS UNREASONABLE UNDER CIRCUMSTANCES EXISTING AT THE TIME THIS AGREEMENT WAS MADE.
     (b) If Buyer is in default of this Agreement after Closing or if Seller obtains knowledge, after Closing, of any pre-Closing Buyer default or any breach of any representation or warranty as and when made in this Agreement, then, subject to the survival periods expressly set forth in this Agreement, Seller shall have the right, as its sole and exclusive remedy, to seek damages from Buyer on account thereof.
     12.2 Seller Default.
     (a) If, prior to Closing, Seller is in default of this Agreement or in breach of any representation or warranty as and when made in this Agreement and Buyer has knowledge thereof prior to the Closing, then Buyer shall deliver to Seller written notice of such default or breach, which notice shall describe the nature of the default or breach, and Seller shall have a period of five (5) days to cure same. If such default or breach remains uncured beyond the five (5) day period described above (it being understood by the parties that, with respect to any breach of a representation or warranty, so long as Seller’s curative actions result in the representation or warranty at issue then being true in “all material respects” (as defined in Section 8.1(c) above), then said breach shall be deemed cured for purposes hereof), then Buyer may elect by written notice to Seller and as Buyer’s sole and exclusive remedy, in lieu of any and all other remedies at law or in equity to either: (i) to cancel this Agreement, in which event the Earnest Money Deposit and interest earned thereon (net of investment charges) shall be returned to Buyer, subject to the disbursement and payment release conditions set forth in Section 3.1, (ii) to maintain and bring a suit to specifically enforce the provisions of this Agreement within forty-five (45) days after the written notice of the breach (subject, however, in any event, to the provisions contained in Section 6.2 above), or (iii) waive the default at issue in writing and proceed to close the transaction contemplated by this Agreement in accordance with the other provisions of this Agreement. If Buyer does not notify Seller of its election on or before the scheduled Closing Date (or five (5) days after Buyer’s delivery of its notice of default, if earlier), Buyer shall be deemed to have elected option (iii) above.
     (b) In the event Seller is in default of this Agreement after Closing or if Buyer obtains knowledge, after Closing, of any pre-Closing Seller default or any breach of any representation or warranty as and when made in this Agreement, then, subject to the provisions of Section 6.2 above, and the survival periods expressly set forth in this Agreement, Buyer shall have the right, as its sole and exclusive remedy, to seek damages from Seller on account thereof.
ARTICLE 13
BROKERAGE
     13.1 Brokerage. Seller hereby represents and warrants to Buyer that Seller has not dealt with any broker or finder with respect to the transaction contemplated hereby other than CB Richard Ellis, Inc. (“Seller’s Broker”). Seller agrees to pay a brokerage commission to Seller’s Broker pursuant to Seller’s written agreement with said Seller’s Broker. Seller hereby agrees to indemnify, defend and hold harmless Buyer for any claim for brokerage commission or finder’s fee asserted by any person, firm or corporation claiming to have been engaged by Seller. Buyer hereby represents and warrants to Seller that Buyer has not dealt with any broker or finder in respect to the transaction contemplated hereby other than Seller’s Broker. Buyer hereby agrees to indemnify, defend and hold harmless Seller for any claim for brokerage commission or finder’s fee asserted by any person, firm or corporation claiming to have been engaged by Buyer. The provisions of this Section 13.1 shall survive Closing for the longest period permitted by law.
ARTICLE 14
NOTICES
     14.1 Notices. Any notice, request, demand, instruction or other document to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be delivered personally, or transmitted by facsimile (provided that the original thereof together with the facsimile confirmation sheet shall thereafter be promptly sent by a nationally recognized overnight express courier), or sent by a nationally recognized overnight express courier, and shall be addressed to the parties at their respective addresses set forth below, and the same shall be effective upon receipt if delivered personally, or one (1) business day after deposit with a nationally recognized overnight express courier, or immediately upon being sent by facsimile transmission in accordance with the procedures described above. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

If to Seller:	Brookfield Real Estate Opportunity Fund
Three World Financial Center
200 Vesey Street
11th Floor
New York, New York 10281-1021
Attention: Mr. Steven H. Ganeless
Facsimile: (212) 417-7292

with a copy to:	DLA Piper US LLP
203 North LaSalle Street
Suite 1900
Chicago, Illinois 60601
Attention: Michael L. Ben-Isvy, Esq.
Facsimile: (312) 251-5704

If to Buyer:	c/o Crystal River Capital, Inc.
Three World Financial Center, 10th Floor
New York, New York 10281-1010
Attn: General Counsel
Facsimile: (212) 549-8310

with a copy to:	Paul, Hastings, Janofsky & Walker LLP
77 East 55th Street
New York, New York 10022
Attn: Ilan A. Lerman
Facsimile: (212) 230-7803
ARTICLE 15
ADDITIONAL COVENANTS
     15.1 Entire Agreement, Amendments and Waivers. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived except by an instrument in writing signed by the party to be bound thereby. This Agreement supersedes any and all prior written or oral agreements and understandings (including, without limitation, letters of intent) between the parties relating to the subject matter of this Agreement.
     15.2 Further Assurances. The parties each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the Closing as shall be necessary or desirable to fully carry out this Agreement and to fully consummate and effect the transactions contemplated hereby.
     15.3 Successors and Assigns. Subject to the provisions of Section 15.8 below, all agreements, obligations and indemnities of the parties shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

     15.4 No Third Party Benefits. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective successors and assigns, and no third party is intended to or shall have any rights hereunder. No memorandum of contract or other instrument of notice of this Agreement or any of the rights herein shall be recorded by either party against the Property.
     15.5 Interpretation. The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the paragraphs or Sections to which they apply or otherwise affect the interpretation hereof. This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or holiday (in the United States or in Toronto, Canada), such time for performance shall be extended to the next business day. Otherwise all references herein to "days” shall mean calendar days. Time is of the essence of this Agreement. All references to funds or sums of money shall be in US dollars. The terms “hereby”, “hereof”, “hereto”, “herein”, “hereunder” and any similar terms shall refer to this Agreement, and the term “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Agreement. For purposes of this Agreement, any signature transmitted by facsimile or e-mail (in pdf. format) shall have the same binding effect as any original signature.
     15.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     15.7 Attorneys’ Fees. In any action or proceeding involving this Agreement or the contents hereof, the prevailing party shall be entitled to recover from the other party the prevailing party’s reasonable costs and expenses in such action or proceeding, including reasonable attorneys’ fees.
     15.8 Assignment. Buyer shall not assign or transfer this Agreement, or any interest herein, to any other person or entity, without first having obtained the prior written consent of Seller; provided, however, that without limiting the provisions of this Section 15.8 below, Seller’s consent shall not be required for an assignment of this Agreement to a “Buyer Affiliate” (as hereinafter defined). In the event of any permitted assignment of this Agreement or any interest herein (including, without limitation, any assignment to a Buyer Affiliate), the assigning party shall remain jointly and severally responsible with the assignee for all of its obligations and liabilities set forth in this Agreement and in any of the documents entered into in connection with the consummation of the transaction contemplated by this Agreement, and such assignment shall not be deemed to release the assigning party, in any respect, from any such obligations and liabilities. As used in this Section 15.8, the term (i) “Buyer Affiliate” shall mean any entity which (x) results from a merger or consolidation with Buyer, or (y) acquires all or substantially all of the assets of the Buyer for a purpose other than to circumvent the provisions of this Section 15.8, or (z) is controlled by, controls or is under common control with the Buyer; and (ii) “control” shall mean the power, through ownership interests, to directly cause the direction or management or policies of Buyer.

ARTICLE 16
CONFIDENTIALITY
     16.1 Confidentiality. Any and all information regarding the Property or regarding Seller or its affiliates which is provided or made available to Buyer by Seller or by its agents, or any other information obtained by Buyer regarding the Property or the Seller or its affiliates in the course of Buyer’s Inspections or other due diligence investigations hereunder, or any information regarding the terms of the transaction contemplated hereby, in each case to the extent not generally available to the public (herein, the “Confidential Materials”), shall be maintained by Buyer and each of Buyer’s direct and indirect shareholders, officers, directors, partners, principals, members, employees, agents, contractors, attorneys, accountants and consultants in strict confidence, to be used solely in connection with evaluating the transaction contemplated hereby, and shall not be disclosed to any other third parties without the prior written consent of Seller. Buyer acknowledges and agrees that any breach or threatened breach of this confidentiality provision would cause irreparable harm to Seller which may not be adequately remedied by monetary damages and that, as a result, Seller may, in such event, in addition to any other rights or remedies available hereunder or at law or in equity, seek an injunction enjoining any disclosure of the Confidential Materials. This obligation of confidentiality shall not apply to disclosures compelled by law, any order of a court of competent jurisdiction or by a lawful, proper subpoena, in which event Buyer shall immediately notify Seller of the circumstances purporting to require such disclosure and shall refrain from such disclosure for the maximum period of time allowed by law so that Seller may take such actions as it may deem appropriate to protect the Confidential Materials being sought. Buyer shall make all parties having access to the Confidential Materials aware of their obligation of confidentiality described in this Section 16.1 and shall bind such parties to similar obligations of confidentiality. The terms of this Section 16.1 shall expressly survive the early termination of this Agreement for the longest period provided by law. If this Agreement is terminated for any reason prior to the Closing of the transaction contemplated hereby, then, upon the request of Seller, Buyer shall immediately return to Seller or destroy all Confidential Materials (including all copies thereof) which are in the possession of Buyer or any of Buyer’s Representatives. Nothing contained in this Section 16.1 shall limit the parties rights and obligations under that certain undated Purchaser’s Confidentiality Agreement between CB Richard Ellis, Inc., on behalf of Seller, and Crystal, on behalf of Buyer (the “Confidentiality Agreement”), a copy of which Confidentiality Agreement is attached hereto as Exhibit Q.
ARTICLE 17
EXCHANGE PROVISIONS
     17.1 Tax Free Exchange. If either Party (the “Notifying Party”) notifies the other Party (the “Other Party”) not less than three (3) days prior to the Closing Date that the Notifying Party wishes to attempt to effectuate a “tax-free” exchange pursuant to Section 1031 of the Internal Revenue Code in connection with the transaction contemplated in this Agreement, the Other Party shall cooperate with the Notifying Party (including, without limitation, executing applicable documents), at no cost, expense, or liability to the Other Party, in the Notifying Party’s attempt to effectuate such exchange, but the Other Party makes no representations to the

Notifying Party that any such exchange shall be treated as “tax-free” by the Internal Revenue Service. The Notifying Party agrees to indemnify the Other Party from all liability with respect to any action which the Notifying Party requests the Other Party to take pursuant to this Section 17 and to reimburse the Other Party for all fees, costs, and expenses (including reasonable attorney’s fees) incurred by the Other Party as a result of the Notifying Party’s election to participate in a Section 1031 exchange. The Other Party shall not be required to hold title to any real estate or other assets in order to cooperate with the Notifying Party’s Section 1031 exchange. The provisions of this Section 17 shall survive Closing.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

SELLER:

BREOF BNK FANNIN LP, a Delaware limited partnership

By:	BREOF BNK Fannin GP LLC, a Delaware limited liability company, its general partner

By:	BREOF BNK LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven H. Ganeless

Name: Steven H. Ganeless
Its: President

BREOF BNK PHOENIX LLC, a Delaware limited liability company

By:	BREOF BNK LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven H. Ganeless

Name: Steven H. Ganeless
Its: President

BUYER:

CRZ PHOENIX I LLC, a Delaware limited liability company

By:	/s/ Clifford E. Lai

Name: Clifford E. Lai
Its: President and Chief Executive Officer

EXHIBIT A-1
LEGAL DESCRIPTION OF FANNIN FEE LAND
All that certain 33,810 square foot parcel of land comprising all of Lots 1 through 5 and part of Lots 11 & 12, Block 254, S.S.B.B., according to the generally recognized plat and also including that certain 2.4’ X 132.9’ strip out of original San Jacinto Street adjacent to Block 254 created by the building line described in the City of Houston Motion No. 8076, dated July 6, 1925 and filed for record on May 31, 1951 at Volume 2289, Page 381 of the Harris County Deed Records, same being all those certain lands described as Tract 1 (fee) & Tract 2 (Lease) in a Deed dated July 30, 1989 from Collecting Bank, N.A. to DPC Properties, Inc. filed in the Official Public Records of Real Property of Harris County, Texas at Clerk’s File No. M240239, Film Code No. 152-62-0024, out of the J.S. Holman Survey, Abstract No. 323, Harris County, Texas and being more particularly described by metes and bounds as follows:
Commencing at the City of Houston Engineering Department Reference Rod No. 830 located in the City of Houston Engineering Department Reference Line for San Jacinto Street (width varies) at its intersection with the easterly projection of the southerly line of said Block 254; Thence N 55 degrees 00’00“W — 37.60’ to a found nail set in lead plug marking the POINT OF BEGINNING of the herein described parcel;
THENCE N 55 degrees 00’00” W, passing the theoretical southeast corner of said Block 254 at 2.4’ and continuing with the northerly right-of-way line of Dallas Avenue (80’ wide) for a total distance of 254.40’ to a found nail set in lead plug for corner,
THENCE N 35 degrees 00’00“E — 132.90’ with the easterly right-of-way line of Fannin Street (80’ wide) to a found nail for corner,
THENCE S 55 degrees 00’00“E passing the theoretical easterly line of said Block 254 at 252.0’ and continuing for a total distance of 254.40’ to a point for corner,
THENCE S 35 degrees 00’00“W — 132.90’ with the easterly line of the aforementioned 2.4’ X 132.9’ strip to the POINT OF BEGINNING and containing 33,810 square feet (0.7762 acre) of land, more or less.
SAVE & EXCEPT:
All that certain 11,572 square foot parcel of land comprised of a part of Lots 1 through 3 and part of Lots 11 & 12, Block 254, S.S.B.B., according to the generally recognized plat and also including a pan of that certain 2.4’ X 132.9’ strip out of original San Jacinto Street adjacent to Block 254 created by the building line described in the City of Houston Motion No. 8076, dated 7-6-1925 and filed for record on 5-31-1951 at Volume 2289, Page 381 of the Harris County Deed Records, same being all that certain land described as Tract 2 (lease) in a deed dated 7-30-1989 from Collecting Bank, NA to DPC Properties, Inc. filed in the Official Public Records of Real Property of Harris County, Texas at Clerk’s File No. M-240239, Film Code No. 152-62-

A-1-1

0024, out of the J.S. Holman Survey, A-323, Harris County, Texas and being more particularly described by metes and bounds as follows:
Commencing at the City of Houston Engineering Department Reference Rod No. 830 located in the City of Houston Engineering Department Reference Line for San Jacinto Street (width varies) at its intersection with the easterly projection of the southerly line of said Block 254; Thence N 55 degrees 00’00“W — 136.80’ with said easterly projection of Block 254 and the northerly right-of-way line of Dallas Avenue (80’ Wide) to the POINT OF BEGINNING of the herein described parcel,
THENCE N 55 degrees 00’00“W — 50.30’ continuing with said northerly right-of-way line of Dallas Avenue to a point for corner,
THENCE N 35 degrees 48’00“E — 132.63’ with the easterly line of a 14,064 square foot tract described as Tract 1 in aforementioned deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 54 degrees 20’40“E — 49.65’ with a southerly line of a 206 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 35 degrees 31’00“W — 0.95’ with a westerly line of said 206 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner;
THENCE S 54 degrees 58’36“E — 98.00’ with a southerly line of said 206 square foot tract described as Tract 1 in the deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 35 degrees 00’00“W — 50.46’ with the easterly line of the aforementioned 2.4’ X 132.9’ strip to a point for corner,
THENCE N 55 degrees 00’00“W — 98.47’ with a northerly line of a 7,966 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 35 degrees 31’00“W — 80.60’ with a westerly line of said 7,966 square foot tract described as Tract I in the deed from Collecting Bank, N.A. to DPC Properties, Inc. to the
POINT OF BEGINNING and containing 11,752 square feet (0.2657 acre) of land, more or less.

A-1-2

EXHIBIT A-2
LEGAL DESCRIPTION OF FANNIN GROUND LEASED LAND
All that certain 11,572 square foot parcel of land comprised of a part of Lots 1 through 3 and part of Lots 11 & 12, Block 254, S.S.B.B., according to the generally recognized plat and also including a pan of that certain 2.4’ X 132.9’ strip out of original San Jacinto Street adjacent to Block 254 created by the building line described in the City of Houston Motion No. 8076, dated 7-6-1925 and filed for record on 5-31-1951 at Volume 2289, Page 381 of the Harris County Deed Records, same being all that certain land described as Tract 2 (lease) in a deed dated 7-30-1989 from Collecting Bank, NA to DPC Properties, Inc. filed in the Official Public Records of Real Property of Harris County, Texas at Clerk’s File No. M-240239, Film Code No. 152-62-0024, out of the J.S. Holman Survey, A-323, Harris County, Texas and being more particularly described by metes and bounds as follows:
Commencing at the City of Houston Engineering Department Reference Rod No. 830 located in the City of Houston Engineering Department Reference Line for San Jacinto Street (width varies) at its intersection with the easterly projection of the southerly line of said Block 254; Thence N 55 degrees 00’00“W — 136.80’ with said easterly projection of Block 254 and the northerly right-of-way line of Dallas Avenue (80’ Wide) to the POINT OF BEGINNING of the herein described parcel;
THENCE N 55 degrees 00’00“W — 50.30’ continuing with said northerly right-of-way line of Dallas Avenue to a point for corner,
THENCE N 35 degrees 48’00“E — 132.63’ with the easterly line of a 14,064 square foot tract described as Tract 1 in aforementioned deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 54 degrees 20’40“E — 49.65’ with a southerly line of a 206 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner;
THENCE S 35 degrees 31’00“W — 0.95’ with a westerly line of said 206 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner;
THENCE S 54 degrees 58’36“E — 98.00’ with a southerly line of said 206 square foot tract described as Tract 1 in the deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 35 degrees 00’00“W — 50.46’ with the easterly line of the aforementioned 2.4’ X 132.9’ strip to a point for corner,

A-2-1

THENCE N 55 degrees 00’00“W — 98.47’ with a northerly line of a 7,966 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 35 degrees 31’00“W — 80.60’ with a westerly line of said 7,966 square foot tract described as Tract I in the deed from Collecting Bank, N.A. to DPC Properties, Inc. to the POINT OF BEGINNING and containing 11,752 square feet (0.2657 acre) of land, more or less.

A-2-2

EXHIBIT A-3
LEGAL DESCRIPTION OF PHOENIX BUILDING LAND
PARCEL NO. 2:
LOTS 1 TO 12, INCLUSIVE, BLOCK 7, ORIGINAL TOWNSITE OF PHOENIX, ACCORDING TO BOOK 2 OF MAPS, PAGE 51, RECORDS OF MARICOPA COUNTY, ARIZONA;
TOGETHER WITH THE VACATED EAST-WEST ALLEY LOCATED IN SAID BLOCK 7;
EXCEPT THE FOLLOWING DESCRIBED PARCELS:
A. THE NORTH 7.75 FEET OF LOTS 1, 3, 5, 7, 9 AND 11.
B. BEGINNING AT A POINT 12.5 FEET WEST OF THE NORTHEAST CORNER OF LOT 5, BLOCK 7;
THENCE SOUTH 68 FEET 1 INCH;
THENCE WEST 75 FEET;
THENCE NORTH 68 FEET 8 INCHES;
THENCE EAST 75 FEET TO THE PLACE OF BEGINNING;
EXCEPT THE NORTH 7.75 FEET.
C. THE SOUTH 50 FEET OF LOTS 9 AND 11, BLOCK 7; AND
THAT PORTION OF LOTS 5 AND 7, BLOCK 7, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTH LINE OF THE VACATED EAST-WEST ALLEY, 112.5 FEET EAST OF THE SOUTHWEST CORNER OF LOT 11, SAID BLOCK 7;
THENCE NORTH 68 FEET;
THENCE EAST 75 FEET;
THENCE SOUTH 68 FEET;
THENCE WEST 75 FEET TO THE POINT OF BEGINNING; AND

A-3-1

EXCEPT TITLE TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID CLAIM OR POSSESSION HELD UNDER THE EXISTING LAWS OF CONGRESS AS RESERVED IN THE PATENT TO SAID LAND.
PARCEL NO. 3:
ALL THAT PORTION OF LOTS 5 AND 7, BLOCK 7, ORIGINAL TOWNSITE OF PHOENIX, ACCORDING TO BOOK 2 OF MAPS, PAGE 51, RECORDS OF MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT 12.5 FEET WEST OF THE NORTHEAST CORNER OF LOT 5, BLOCK 7;
THENCE SOUTH 68 FEET, 1 INCH;;
THENCE WEST 75 FEET;
THENCE NORTH 68 FEET, 8 INCHES;
THENCE EAST 75 FEET TO THE POINT OF BEGINNING;
EXCEPT THE NORTH 7.75 FEET; AND ALSO
EXCEPT TITLE TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID CLAIM OR POSSESSION HELD UNDER THE EXISTING LAWS OF CONGRESS AS RESERVED IN THE PATENT TO SAID LAND.
PARCEL NO. 4:
THAT PORTION OF LOTS 5, 7, 9 AND 11, BLOCK 7, ORIGINAL TOWNSITE OF PHOENIX, ACCORDING TO BOOK 2 OF MAPS, PAGE 51, RECORDS OF MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:
THE SOUTH 50 FEET OF LOTS 9 AND 11, BLOCK 7; AND
THAT PORTION OF LOTS 5 AND 7, BLOCK 7, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTH LINE OF THE VACATED EAST-WEST ALLEY, 112.5 FEET EAST OF THE SOUTHWEST CORNER OF LOT 11, BLOCK 7;
THENCE NORTH 68 FEET;
THENCE EAST 75 FEET;
THENCE SOUTH 68 FEET;
THENCE WEST 75 FEET TO THE POINT OF BEGINNING;

A-3-2

EXCEPT TITLE TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER TO ANY VALID CLAIM OR POSSESSION HELD UNDER THE EXISTING LAWS OF CONGRESS AS RESERVED IN THE PATENT TO SAID LAND.

A-3-3

EXHIBIT A-4
LEGAL DESCRIPTION OF PHOENIX PARKING LAND
PARCEL NO. 1: (GARAGE)
LOTS 1 TO 12, INCLUSIVE, BLOCK 6, ORIGINAL TOWNSITE OF PHOENIX, ACCORDING TO BOOK 2 OF MAPS, PAGE 51, RECORDS OF MARICOPA COUNTY, ARIZONA.
TOGETHER WITH THE VACATED EAST-WEST ALLEY LOCATED IN SAID BLOCK 6;
EXCEPT THE NORTH 7.75 FEET OF LOTS 1, 3, 5, 7, 9 AND 11; AND ALSO
EXCEPT TITLE TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID CLAIM OR POSSESSION HELD UNDER THE EXISTING LAWS OF CONGRESS AS RESERVED IN THE PATENT TO SAID LAND.

A-4-1

EXHIBIT A-5
LEGAL DESCRIPTION OF PHOENIX TUNNEL LEASED LAND
PARCEL NO. 5:
A PORTION OF MONROE STREET AND OF FIRST STREET OF THE ORIGINAL TOWNSITE OF PHOENIX, ACCORDING TO BOOK 2 OF MAPS, PAGE 51, RECORDS OF MARICOPA COUNTY, ARIZONA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF BLOCK 7 OF SAID ORIGINAL TOWNSITE;
THENCE SOUTH 89 DEGREES 52 MINUTES 52 SECONDS EAST 29.50 FEET ALONG THE SOUTH LINE OF SAID BLOCK 7 TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING ALONG SAID SOUTH LINE, SOUTH 89 DEGREES 52 MINUTES 52 SECONDS EAST, 270.27 FEET TO THE SOUTHEAST CORNER OF SAID BLOCK 7;
THENCE ALONG THE EAST LINE OF SAID BLOCK 7, NORTH 0 DEGREES 02 MINUTES 59 SECONDS WEST 223.20 FEET;
THENCE NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST 15.5 FEET;
THENCE SOUTH 0 DEGREES 02 MINUTES 59 SECONDS EAST ALONG A LINE PARALLEL WITH THE EAST LINE OF SAID BLOCK 7, A DISTANCE OF 58.95 FEET;
THENCE NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST 66 FEET;
THENCE NORTH 00 DEGREES 02 MINUTES 59 SECONDS WEST 13.00 FEET;
THENCE NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST 18.5 FEET TO THE WEST LINE OF BLOCK 6 OF SAID ORIGINAL TOWNSITE OF PHOENIX, ARIZONA;
THENCE SOUTH 0 DEGREES 02 MINUTES 59 SECONDS EAST ALONG THE WEST LINE OF SAID BLOCK 6, A DISTANCE OF 43.00 FEET;
THENCE SOUTH 89 DEGREES 57 MINUTES 01 SECONDS WEST 8.13 FEET;
THENCE NORTH 0 DEGREES 02 MINUTES 59 SECONDS WEST 4.00 FEET;
THENCE SOUTH 89 DEGREES 57 MINUTES 01 SECONDS WEST 76.37 FEET;
THENCE SOUTH 0 DEGREES 02 MINUTES 59 SECONDS EAST 134.66 FEET ALONG A LINE PARALLEL WITH THE EAST LINE OF SAID BLOCK 7;

A-5-1

THENCE SOUTH 44 DEGREES 46 MINUTES 19 SECONDS WEST 24.09 FEET;
THENCE NORTH 89 DEGREES 52 MINUTES 52 SECONDS WEST 268.83 FEET ALONG A LINE PARALLEL WITH THE SOUTH LINE OF SAID BLOCK 7;
THENCE NORTH 0 DEGREES 07 MINUTES 08 SECONDS EAST 13.5 FEET TO THE TRUE POINT OF BEGINNING;
EXCEPT TITLE TO ANY MINE OF GOLD, SILVER, CINNABAR OR EXISTING LAWS OF CONGRESS AS RESERVED IN THE PATENT TO SAID LAND.
PARCEL NO. 6:
A PORTION OF MONROE STREET OF THE ORIGINAL TOWNSITE OF PHOENIX, ACCORDING TO BOOK 2 OF MAPS, PAGE 51, RECORDS OF MARICOPA COUNTY, ARIZONA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF BLOCK 7 OF SAID ORIGINAL TOWNSITE;
THENCE SOUTH 89 DEGREES 52 MINUTES 52 SECONDS EAST ALONG THE SOUTH LINE OF SAID BLOCK 7, A DISTANCE OF 110.00 FEET;
THENCE SOUTH 0 DEGREES 07 MINUTES 08 SECONDS WEST, A DISTANCE OF 13.50 FEET TO A POINT, THE TRUE POINT OF BEGINNING;
THENCE CONTINUING SOUTH 0 DEGREES 07 MINUTES 08 SECONDS WEST, A DISTANCE OF 54.50 FEET;
THENCE SOUTH 89 DEGREES 52 MINUTES 52 SECONDS EAST PARALLEL TO SAID SOUTH LINE, A DISTANCE OF 8.00 FEET;
THENCE NORTH 0 DEGREES 07 MINUTES 08 SECONDS EAST, A DISTANCE OF 54.50 FEET;
THENCE NORTH 89 DEGREES 52 MINUTES 52 SECONDS WEST PARALLEL WITH SAID SOUTH LINE A DISTANCE OF 8.00 FEET TO THE TRUE POINT OF BEGINNING;
EXCEPT TITLE TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER TO ANY VALID CLAIM OR POSSESSION HELD UNDER THE EXISTING LAWS OF CONGRESS AS RESERVED IN PATENT TO SAID LAND.

A-5-2

EXHIBIT B
DUE DILIGENCE MATERIALS
Best and Final Documentation — Phoenix
          Capital Expenditures — 201 North Central Avenue & 1111 Fannin
          201 North Central Avenue
Phoenix Site Plan
Phoenix Aged Receivables
Phoenix Property Condition Report with Capital
Phoenix Environmental Phase I Report
Phoenix Rentable Area Verification Letter (from LUFT)
Phoenix Certification of Occupancy
Phoenix Chase Tower Plaza Renovation Drawings
Phoenix Lease Abstracts
          Title Exception/Vesting Documents
Exception 08
Exception 09
Exception 10
Exception 11
Exception 11a
          Third Party Leases
NBC Telemundo
NW Communications of Phoenix
Overall Wireless Communications Corp.
Petals & Kettels
Phoenix Chamber of Commerce
Reliance Build
Ridenour Hienton Harper & Kelhoffer
Scripps Howard Broadcasting
Tina Eaves
Webline Wireless
Arizona Club
The Harbor Club Seattle
Arch Wireless Operating Co.
Bell South Wireless Data
Federal Express Corp.
James D. Guest DDS
Metrocall
Motient Communications
May Potenza & Baran
          Estoppels
Ridenour, Hienton, Harper & Kelhoffer, PLLC
Arizona Club
Chamber of Commerce
     Best and Final Documentation — Phoenix Garage
2005, December Operating Statement
2006, July Operating Statement
Second Amendment to Standard Parking Agreement
     Best and Final Documentation — Houston
Capital Expenditures — 201 North Central Avenue & 1111 Fannin
Floor Plans

     1111 Fannin
Houston Property Condition Report with Capital
Houston Tunnel Agreement
Houston Environmental Phase I Report
Houston Certificate of Occupancy
Houston Rentable Area Verification Letter (from LUFT)
Houston Fire Inspection Report
Houston Site Plan
Houston Lease Abstracts
Estoppel — Tunnel Agreement
     Title Exception/Vesting Documents
Original Ground Lease Agreement
Warranty Deed and Ground Lease Assignment
Exception 10a
Exception 10b — Confirmation of Tunnel Agreement
Exception 10b — Memorandum of Tunnel Agreement
Exception 10c — Deed and Ground Lease Assignment
Exception 10c — Memorandum of Lease
Exception 10d — Easement Agreement
     Third Party Leases
Randstad US
Irma Mazanalee
Khalil Samam dba Out to Lunch
ORIGINAL DUE DILIGENCE
Offering Memorandum
Brookfield OM
201 North Central Avenue — Phoenix, AZ
JP Morgan Lease
201 North Central Avenue Survey
Pro Forma Title Policy — September 2006
Argus Files
201 North Central Avenue Argus
201 North First Street Garage — Phoenix, AZ
Parking Agreement
Tax Bills 2005
Tax Bills 2006
Downtown Phoenix Parking Study
Tunnel Lease
Financials
Pro Forma Cash Flow Notes
Draft 2007 Budget
1111 Fannin — Houston, TX
Survey
JPMorgan Lease
Pro Forma Title Policy
Argus Files
1111 Fannin Argus File
Ground Lease Documentation
Houston Lease Agreement
Houston Memorandum of Lease

Houston Warranty Deed and Ground Lease Assignment with Vendor’s Lien
Houston Substitute Trustee’s Deed
Houston General Warranty Deed and Ground Lease Assignment
Houston Clarification Substitute Trustee’s Deed
Houston Deed and Ground Lease Assignment
Phoenix Tunnel Lease (as defined in Agreement)
Phoenix Tunnel Sublease (as defined in Agreement)
JP Sublease Letter Agreement (as defined in Agreement)
The Title Commitment (as defined in the Agreement)
The Survey (as defined in the Agreement)
All documents of record referenced in the Title Commitment (as defined in the Agreement)
Landlord Estoppel Certificate dated September 26, 2006 executed by Mary Ann Laro, as landlord, under the Fannin Ground Lease (as defined in the Agreement).
Landlord Estoppel Certificate dated September 27, 2006 executed by The City of Phoenix, as landlord, under the Phoenix Tunnel Lease.

EXHIBIT C
EXCLUDED ITEMS OF TANGIBLE PERSONAL PROPERTY
None.

C-1

EXHIBIT D-1
FORM OF SELLER GROUND LESSOR ESTOPPEL LETTER
[SELLER’S ESTOPPEL] FOR
[                    ] (“Landlord”)
WITH RESPECT TO THE LEASED PREMISES LOCATED AT:
[                                        ] (“Property”)
                         , a                      (“Seller”), pursuant to that certain Agreement of Purchase and Sale dated January ___, 2007 (as same may be amended, the “Purchase Agreement”), by and between Seller and                     , a                      (“Buyer”), hereby certifies to Buyer and its successors and assigns that, to Seller’s knowledge (as defined in Section 6.2(b) of the Purchase Agreement), the matters set on the Ground Lessor Estoppel Certificate attached hereto as Exhibit A are true and correct as of the date hereof; provided, however, that the foregoing certification shall in no event be deemed to be a certification with respect to matters relating to the physical or environmental condition of the Property. In accordance with Section 4.4 of the Purchase Agreement, if the Landlord provides an estoppel certificate dated after the date hereof, then this Seller’s Estoppel will be null and void (as if Seller had not delivered this certificate) as and to the extent that such estoppel certificate delivered by Landlord discloses matters which are consistent with those matters set forth in this Seller’s Estoppel. In all events, this Seller’s Estoppel will be null and void at 11:59 p.m. on                     , 2007 [TO INSERT 6-MONTH ANNIVERSARY OF CLOSING DATE] (i.e., meaning that in order to bring a claim under this Seller’s Estoppel, a party must provide the undersigned party with written notice of its claim on or before said date and commence an action with respect to such claim within thirty (30) days after delivery of such notice).
     IN WITNESS WHEREOF, the undersigned has executed this Seller’s Estoppel as of this                      day of                     , 2007.

, a

By:

Name:

Title:

Address:

D-1-1

EXHIBIT A TO SELLER ESTOPPEL CERTIFICATE
ATTACH COPY OF UNEXECUTED LANDLORD ESTOPPEL

A-1

EXHIBIT E
LIST OF CONTRACTS
Verbal Agreement between BREOF Phoenix and Standard Parking concerning the management of the Phoenix Parking Deck — Note: Upon Buyer’s request, Seller will terminate this verbal agreement on or before Closing. Seller makes no representation regarding its ability to assign this verbal agreement to Buyer at Closing.

E-1

EXHIBIT F
LIST OF VIOLATIONS
None.

F-1

EXHIBIT G
LIST OF LITIGATION
None.

G-1

EXHIBIT H-1
DESCRIPTION OF JPMORGAN LEASES
     1. JPMorgan Chase Net Lease Agreement of Lease dated September 27, 2006 between BREOF Phoenix, as landlord, and JPMorgan, as tenant.
     2. JPMorgan Chase Net Lease Agreement of Lease dated September 27, 2006 between BREOF Fannin, as landlord, and JPMorgan, as tenant.

H-1-1

EXHIBIT H-2
LIST OF OTHER LEASES
I. PHOENIX:

Tenant	Lease Documents
James D. Guest, D.D.S.	Lease dated May 11, 1998 Amendment to Lease dated December 27, 2001 Second Amendment to Lease dated June ___, 2006

Arch Wireless Operating Company, Inc.	Antenna Site License Agreement dated September 29, 2004

Judy K. Landes (as successor by assignment to Mary Ann Boring) dba Petals and Kettles	Lease Agreement dated June 18, 2002 Assignment of Lease dated September 8, 2003

Phoenix Chamber of Commerce	Bank One Center Office Lease dated August 31, 1993 First Amendment to Lease dated August 31, 2002 Second Amendment to Lease dated July 16, 2004

NW Communications of Phoenix, Inc., on behalf of its station KSAZ	Antenna Site License Agreement dated April 1, 2002 First Amendment to Antenna Site License Agreement dated June 18, 2002

Tina Eaves	License Agreement dated March 23, 2005

Motient Communications, Inc. (formerly Ardis Company)	Antenna Site License Agreement dated May 30, 1996
First Amendment to Antenna Site License Agreement dated March 18, 1998
Second Amendment to Antenna Site License Agreement dated November 5, 2002
Third Amendment to Antenna Site License Agreement dated November 1, 2003

NBC Telemundo Phoenix, Inc.	License Agreement dated March 1, 2004

May, Potenza & Baran, P.C. successor in interest to May, Potenza, Judson & Baran, P.C.	Office Lease dated March 7, 1996
First Amendment to Office Lease dated February 6, 2001
Second Amendment to Office Lease dated September 12, 2002
Storage Lease dated October 22, 2002
Third Amendment to Office Lease dated November 14, 2003
Fourth Amendment to Office Lease dated January 13, 2004
Fifth Amendment to Office Building Lease dated May ___, 2006

Ridenour, Hienton, Harper & Kelhoffer, P.L.L.C.	Lease Agreement dated June 3, 2002 First Amendment to Lease Agreement dated December 24, 2002

Scripps Howard Broadcasting	Antenna Site License Agreement dated December 20,

H-2-1

Tenant	Lease Documents
Company	2005

Metrocall, Inc.	Antenna Site License Agreement, dated February 18, 1997

Federal Express Corporation	Antenna Site License Agreement, dated December 19, 1995

Bell South Wireless Data, L.P.	Antenna Site License Agreement, dated July 10, 2000

Webline Wireless, Inc. aka USA Mobility	Antenna Site License Agreement dated January 5, 1996
Amendment to Antenna Site License Agreement dated September 15, 1997
Second Amendment to Antenna Site License Agreement dated August 1, 1998
Third Amendment to Antenna Site License Agreement dated December 30, 2002

The Harbor Club Seattle (aka The Arizona Club)	Lease dated July 27, 2006 (which incorporates by reference the following: Dining Club Lease dated December 16, 1999
First Amendment to Lease Agreement dated September 17, 2001
Second Amendment to Lease Agreement dated February 7, 2002
Third Amendment to Lease Agreement dated May 13, 2003
Lease Termination Letter, dated , terminating the lease effective as of May 31, 2005)

Overall Wireless Communications Corp. (NRTC)	Antenna Site License Agreement dated February 18, 1997

Reliance Build, Inc,.	Lease dated March 31, 1994
First Amendment to Lease dated February 16, 1998
Second Amendment to Lease dated February 21, 2002
Third Amendment to Lease dated February 21, 2003
Fourth Amendment to Lease dated December 12, 2003
II. FANNIN:

Tenant	Lease Documents
Khalil Samam, d/b/a Out to Lunch Café (successor-in-interest by assignment from Man Ki Moon)	Lease Agreement dated February 18, 1999 Assignment and Assumption of Lease Agreement dated September 29, 2000 First Amendment to Lease dated October 1, 2003 Second Amendment to Lease dated September 1, 2005

Irma Manzanales	Lease Agreement dated August 12, 2005 Rent Commencement Letter

Randstad US L.P.	Lease Agreement dated September 6, 2000 Amendment to Lease dated October ___, 2005

H-2-2

EXHIBIT I
ASSIGNMENT AND ASSUMPTION OF CONTRACTS
     THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this “Assignment”) is made and entered into as of                     , 2007, by and between                     , a                      (“Assignor”), and                     , a                      (“Assignee”).
Recitals
     A. Assignor and                     , collectively as seller, and Assignee, as buyer, entered into that certain Agreement of Purchase and Sale dated as of                     , 2007 (the “Agreement”), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to acquire from Assignor, among other things, Assignor’s interest in the property commonly known as                      and legally described on Exhibit A attached hereto (the “Property”).
     B. As part of the acquisition transaction contemplated by the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to assume, any and all rights and responsibilities under those Contracts (as such term is defined in the Agreement) that relate to the Property, a schedule of which is attached hereto as Exhibit B and incorporated herein by this reference (herein, the “Property Contracts”), but only to the extent assignable without any fee payable to, or further consent from, any third party.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
     1. Transfer and Assignment by Assignor. Assignor hereby transfers and assigns to Assignee all of Assignor’s right, title and interest in and under the Property Contracts, if any and only to the extent assignable without any fee payable to, or any further consent from, any third party.
     2. Assumption by Assignee. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all of the duties, obligations, liabilities, commitments and covenants of Assignor accruing from and after the date hereof with respect to or arising under each of the Property Contracts; provided that Assignee further agrees to perform all of the duties, obligations, liabilities, commitments and covenants under the Property Contracts relating to the physical or environmental condition of Property regardless of whether such duties, obligations, liabilities, commitments or covenants arose or accrued (or arise or accrue) prior to, on or after Closing (as defined in the Agreement) and regardless of whether such conditions exist or come into existence prior to, on or after Closing (as defined in the Agreement).
     3. Indemnification by Assignor. Assignor hereby agrees to indemnify, defend and hold harmless Assignee, and its partners, officers, directors, members, shareholders, affiliates, managers, employees and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to the breach by Assignor of any of the obligations, terms or covenants of Assignor under or pursuant to the Property Contracts, which obligations, terms or covenants accrued prior to the date hereof; provided, however, that Assignor shall have no obligation hereunder to so indemnify, defend or hold harmless the aforementioned parties with respect to breaches by Assignor of obligations, terms or covenants under or pursuant to the Property Contracts that relate to the physical or environmental condition of the Property, regardless of whether such obligations, terms or covenants arose or accrued (or arise or accrue) prior to, on or after Closing and regardless of whether such conditions exist or come into existence prior to, on or after Closing. The indemnification obligation contained in this Section 3 shall be subject to the limitations on liabilities and other provisions contained in the Agreement relating to the Assignor’s liability.
     4. Indemnification by Assignee. Assignee hereby agrees to indemnify, defend and hold harmless Assignor, and its partners, officers, directors, members, shareholders, affiliates, managers, employees and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to (i) the breach by Assignor or Assignee of those obligations, terms or covenants under or pursuant to the Property Contracts which relate to the physical or environmental condition of the Property, irrespective of whether same arose or accrued (or arises or accrues) prior to, on or after the Closing, and (ii) the breach by Assignee of any of the other obligations, terms or covenants of Assignor under or pursuant to the Property Contracts, which obligations, terms or covenants accrue from and after the date hereof. The indemnification obligation contained in this Section 4 shall be subject to all applicable limitations on liabilities and other provisions contained in the Agreement relating to Assignee’s liability.
     5. Further Assurances. The parties hereto covenant and agree to execute such further instruments and take such further action as may be reasonably required by either party to fully effectuate the terms and provisions of this Assignment and the transactions contemplated herein.
     6. Survival of Provisions. The covenants and obligations contained in this Assignment shall survive the consummation of the closing of the transactions contemplated by the Agreement and this Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     7. Attorneys’ Fees and Costs. If either party commences an action for the judicial interpretation, reformation, enforcement or rescission hereof, the prevailing party will be entitled to a judgment against the other party for an amount equal to reasonable attorneys’ fees and court and other costs incurred.
     8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of                     .
     9. Counterparts. This Assignment may be executed in counterparts which, when integrated, shall constitute one original of this Assignment.

     10. Conflict. In the event of any conflict or inconsistency between the terms hereof and the terms of the Agreement, the terms of the Agreement shall govern and control. Without limitation of the foregoing, all limitations on liability expressly set forth in the Agreement shall apply to this Assignment and the liabilities of the parties hereunder.
     11. No Representation. Except as expressly set forth in the Agreement, it is hereby acknowledged that Assignor makes no representation or warranty of any kind or nature relative to the Property Contracts being assigned hereunder, including, without limitation, any representation or warranty regarding Assignor’s title or other interest therein or Assignor’s right to assign or transfer the same. Without limitation of any representations or warranties expressly set forth in the Agreement, this Assignment constitutes a quitclaim assignment only, and is intended to assign and transfer only such rights which Assignor may have, if any, with respect to the Property Contracts.
[SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized officers on the date first written above.

ASSIGNOR:		ASSIGNEE:

	,	a
,

a

By:

By:			Name:

	Name:		Title:

Its:

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS
LEGAL DESCRIPTION OF PROPERTY

A-1

EXHIBIT B TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS
SCHEDULE OF PROPERTY CONTRACTS

I-1

EXHIBIT J
ASSIGNMENT AND ASSUMPTION OF
LICENSES AND PERMITS AND WARRANTIES
     THIS ASSIGNMENT AND ASSUMPTION OF LICENSES AND PERMITS AND WARRANTIES (this “Assignment”) is made and entered into as of                     , 2007, by and between                                         , a                      (“Assignor”), and                                         , a                                          (“Assignee”).
Recitals
     A. Assignor and                     , collectively as seller, and Assignee, as buyer, entered into that certain Agreement of Purchase and Sale dated as of                     , 2007 (the “Agreement”), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to acquire from Assignor, among other things, Assignor’s interest in the property commonly known as                      and legally described on Exhibit A attached hereto (the “Property”).
     B. As part of the acquisition transaction contemplated by the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to assume, any and all of Assignor’s right, title and interest to those Licenses and Permits and those Warranties (as such terms are defined in the Agreement, which definitions are restated on Exhibit B attached hereto and incorporated herein by this reference) that relate to the Property, but only to the extent assignable without any fee payable to, or further consent from, any third party.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
     1. Transfer and Assignment by Assignor. Assignor hereby transfers and assigns to Assignee all of Assignor’s right, title and interest in and under those Licenses and Permits and those Warranties that relate to the Property, if any and only to the extent assignable without any fee payable to, or any further consent from, any third party.
     2. Assumption by Assignee. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform any and all of the duties, obligations, liabilities, commitments and covenants of Assignor accruing from and after the date hereof with respect to or arising under each of the Licenses and Permits and the Warranties that relate to the Property; provided that Assignee further agrees to perform all of the duties, obligations, liabilities, commitments and covenants under the Licenses and Permits and the Warranties relating to the physical or environmental condition of Property regardless of whether such duties, obligations, liabilities, commitments or covenants arose or accrued (or arise or accrue) prior to, on or after Closing (as defined in the Agreement) and regardless of whether such conditions exist or come into existence prior to, on or after Closing.

     3. Indemnification by Assignor. Assignor hereby agrees to indemnify, defend and hold harmless Assignee, and its partners, officers, directors, members, shareholders, affiliates, managers, employees and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to the breach by Assignor of any of the obligations, terms or covenants of Assignor under or pursuant to those Licenses and Permits and those Warranties that relate to the Property, which obligations, terms or covenants accrued prior to the date hereof; provided, however, that Assignor shall have no obligation hereunder to so indemnify, defend or hold harmless the aforementioned parties with respect to breaches by Assignor of obligations, terms or covenants under or pursuant to those Licenses and Permits or Warranties that relate to the physical or environmental condition of the Property, regardless of whether such obligations, terms or covenants arose or accrued (or arise or accrue) prior to, on or after Closing and regardless of whether such conditions exist or come into existence prior to, on or after Closing. The indemnification obligation contained in this Section 3 shall be subject to the limitations on liabilities and other provisions contained in the Agreement relating to the Assignor’s liability.
     4. Indemnification by Assignee. Assignee hereby agrees to indemnify, defend and hold harmless Assignor, and its partners, officers, directors, members, shareholders, affiliates, employees, managers and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to (i) the breach by Assignor or Assignee of the obligations, terms or covenants under or pursuant to the Licenses and Permits and Warranties assigned hereunder which relate to the physical or environmental condition of the Property, irrespective of whether same arose or accrued (or arises or accrues) prior to, on or after the Closing, and (ii) the breach by Assignee of any of the other obligations, terms or covenants of Assignor under or pursuant to the Licenses and Permits and the Warranties assigned hereunder, which obligations, terms or covenants accrue from and after the date hereof. The indemnification obligation contained in this Section 4 shall be subject to all applicable limitations on liabilities and other provisions contained in the Agreement relating to Assignee’s liability.
     5. Further Assurances. The parties hereto covenant and agree to execute such further instruments and take such further action as may be reasonably required by either party to fully effectuate the terms and provisions of this Assignment and the transactions contemplated herein.
     6. Survival of Provisions. The covenants and obligations contained in this Assignment shall survive the consummation of the closing of the transactions contemplated by the Agreement and this Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     7. Attorneys’ Fees and Costs. If either party commences an action for the judicial interpretation, reformation, enforcement or rescission hereof, the prevailing party will be entitled to a judgment against the other party for an amount equal to reasonable attorneys’ fees and court and other costs incurred.
     8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of                     .

     9. Counterparts. This Assignment may be executed in counterparts which, when integrated, shall constitute one original of this Assignment.
     10. Conflict. In the event of any conflict or inconsistency between the terms hereof and the terms of the Agreement, the terms of the Agreement shall govern and control. Without limitation of the foregoing, all limitations on liability expressly set forth in the Agreement shall apply to this Assignment and the liabilities of the parties hereunder.
     11. No Representation. Except as expressly set forth in the Agreement, it is hereby acknowledged that Assignor makes no representation or warranty of any kind or nature relative to the Licenses and Permits and the Warranties being assigned hereunder, including, without limitation, any representation or warranty regarding Assignor’s title or other interest therein or Assignor’s right to assign or transfer the same. Without limitation of any representations or warranties expressly set forth in the Agreement, this Assignment constitutes a quitclaim assignment only, and is intended to assign and transfer only such rights which Assignor may have, if any, with respect to the Licenses and Permits and the Warranties relating to the Property.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized officers on the date first written above.

ASSIGNOR:		ASSIGNEE:

	,	a
,

a

By:

By:			Name:

	Name:		Title:

Its:

EXHIBIT A TO
ASSIGNMENT AND ASSUMPTION OF LICENSES
AND PERMITS AND WARRANTIES
LEGAL DESCRIPTION OF PROPERTY

A-1

EXHIBIT B TO
ASSIGNMENT AND ASSUMPTION OF
LICENSES AND PERMITS AND WARRANTIES
DEFINITIONS
     Licenses and Permits. All licenses, permits, franchises, certifications, authorizations, approvals, certificates of occupancy and entitlements issued, approved or granted by any governmental authority or body having jurisdiction over the “Property” (as defined in the Agreement) and used in connection with the operation, ownership or maintenance of the “Property” (as defined in the Agreement) or any part thereof.
     Warranties. All guarantees and warranties of contractors, materialmen, manufacturers, mechanics or suppliers who have been engaged by Assignor, as seller, or any of its agents to furnish labor, materials, equipment or supplies to all or any portion of the “Property” (as defined in the Agreement).

B-1

EXHIBIT K
BILL OF SALE
     THIS BILL OF SALE is made by the undersigned,                                         , a                                          (“Seller”), in favor of and to                                          , a                                          (“Buyer”).
     WHEREAS, Seller and                     , collectively as seller, and Buyer, as buyer, entered into that certain Agreement of Purchase and Sale dated as of                     , 2007 (the “Agreement”), pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to acquire from Seller, among other things, Seller’s interest in the property commonly known as                      and legally described on Exhibit A attached hereto (the “Property”), including Seller’s interest in certain personal property related thereto;
     WHEREAS, as part of the acquisition transaction contemplated by the Agreement, Seller is to sell, convey, and transfer to Buyer, by bill of sale, the Tangible Personal Property (as defined in the Agreement) and the Intangible Personal Property (as defined in the Agreement).
     NOW, THEREFORE, pursuant to the Agreement, and in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller by these presents does GIVE, GRANT, CONVEY, ASSIGN, TRANSFER, BARGAIN, SELL, REMISE, RELEASE, ALIENATE, SET OVER, and CONFIRM, unto Buyer, its successors and assigns, forever, as an entirety, all of Seller’s right, title, and interest, if any, in and to (a) those items of Tangible Personal Property (as defined in the Agreement) that relate to the Property; and (b) those items of Intangible Personal Property (as defined in the Agreement) that relate to the Property.
     Seller makes no representations or warranties whatsoever, regarding said Tangible Personal Property or the Intangible Personal Property, including, without limitation, any representations or warranties related to title, quality, merchantability or fitness for a particular purpose.
     In the event of any conflict or inconsistency between the terms hereof and the terms of the Agreement, the terms of the Agreement shall govern and control. Without limitation of the foregoing, all limitations on liability expressly set forth in the Agreement shall apply to this Bill of Sale and the liabilities of Seller hereunder.

K-1

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by its duly authorized officer this                      day of                     , 200___.

SELLER:

, a
,

By:

Name:

Its:

K-2

EXHIBIT A TO BILL OF SALE
LEGAL DESCRIPTION

A-1

EXHIBIT L
ASSIGNMENT AND ASSUMPTION OF LEASES
[NOTE: PHOENIX ASSIGNMENT AND ASSUMPTION OF LEASES DOCUMENT WILL ALSO INCLUDE, IN ADDITION TO THE ASSIGNMENT OF LEASES WITH BUILDING TENANTS, AN ASSIGNMENT OF THE PHOENIX TUNNEL SUBLEASE].
     THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made and entered into as of                     , 2007, by and between                     , a                      (“Assignor”), and                     , a                      (“Assignee”).
Recitals
     A. Assignor and                     , collectively as seller, and Assignee, as buyer, entered into that certain Agreement of Purchase and Sale dated as of                     , 2007 (the “Agreement”), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to acquire from Assignor, among other things, Assignor’s interest in the property commonly known as                      and legally described on Exhibit A attached hereto (the “Property”), including Assignor’s interest in certain Leases related thereto.
     B. As part of the acquisition transaction contemplated by the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to assume, Assignor’s interest as landlord (together with all rights and obligations relating thereto) under certain Leases (as defined in the Agreement) that relate to the Property, a schedule of such Leases that relate to the Property and which are being assigned/assumed hereunder is attached hereto as Exhibit B and incorporated herein by this reference (herein, the “Property Leases”).
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
     1. Transfer and Assignment by Assignor. Assignor hereby transfers and assigns to Assignee all of Assignor’s right, title and interest, in, to and under the Property Leases.
     2. Assumption by Assignee. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all of the duties, obligations, liabilities, commitments and covenants of Assignor, accruing from and after the date hereof with respect to or arising under each of the Property Leases; provided that Assignee further agrees to perform all of the duties, obligations, liabilities, commitments and covenants under the Property Leases relating to the physical or environmental condition of Property, regardless of whether such duties, obligations, liabilities, commitments or covenants arose or accrued (or arise or accrue) prior to, on or after Closing (as defined in the Agreement) and regardless of whether such conditions exist or come into existence prior to, on or after Closing (as defined in the Agreement).

     3. Indemnification by Assignor. Assignor hereby agrees to indemnify, defend and hold harmless Assignee, and its partners, directors, members, shareholders, affiliates, managers, employees and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to the breach by Assignor of any of the obligations, terms or covenants of Assignor, under or pursuant to the Property Leases, which obligations, terms or covenants accrued prior to the date hereof; provided, however, that Assignor shall have no obligation hereunder to so indemnify, defend or hold harmless the aforementioned parties with respect to breaches by Assignor of obligations, terms or covenants under or pursuant to the Property Leases that relate to the physical or environmental condition of the Property, regardless of whether such obligations, terms or covenants arose or accrued (or arise or accrue) prior to, on or after Closing (as defined in the Agreement) and regardless of whether such conditions exist or come into existence prior to, on or after Closing (as defined in the Agreement). The indemnification obligation contained in this Section 3 shall be subject to the limitations on liabilities and other provisions contained in the Agreement relating to the Assignor’s liability.
     4. Indemnification by Assignee. Assignee hereby agrees to indemnify, defend and hold harmless Assignor, and its partners, officers, directors, members, shareholders, affiliates, managers, employees and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to (i) the breach by Assignor or Assignee of those obligations, terms or covenants under or pursuant to the Property Leases which relate to the physical or environmental condition of the Property, irrespective of whether same arose or accrued (or arises or accrues) prior to, on or after the Closing, and (ii) the breach by Assignee of any of the other obligations, terms or covenants of Assignor, under or pursuant to the Property Leases, which obligations, terms or covenants accrue from and after the date hereof. The indemnification obligation contained in this Section 4 shall be subject to all applicable limitations on liabilities and other provisions contained in the Agreement relating to Assignee’s liability.
     5. Further Assurances. The parties hereto covenant and agree to execute such further instruments and take such further action as may be reasonably required by either party to fully effectuate the terms and provisions of this Assignment and the transactions contemplated herein.
     6. Survival of Provisions. The covenants and obligations contained in this Assignment shall survive the consummation of the closing of the transactions contemplated by the Agreement and this Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     7. Attorneys’ Fees and Costs. If either party commences an action for the judicial interpretation, reformation, enforcement or rescission hereof, the prevailing party will be entitled to a judgment against the other party for an amount equal to reasonable attorneys’ fees and court and other costs incurred.
     8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of                     .

     9. Counterparts. This Assignment may be executed in counterparts which, when integrated, shall constitute one original of this Assignment.
     10. Conflict. In the event of any conflict or inconsistency between the terms hereof and the terms of the Agreement, the terms of the Agreement shall govern and control. Without limitation of the foregoing, all limitations on liability expressly set forth in the Agreement shall apply to this Assignment and the liabilities of the parties hereunder.
     11. No Representation. Except as expressly set forth in the Agreement, it is hereby acknowledged that Assignor makes no representation or warranty of any kind or nature relative to the Property Leases, including, without limitation, any representation or warranty regarding Assignor’s interest therein or Assignor’s right to assign or transfer the same. Without limitation of any representations or warranties expressly set forth in the Agreement, this Assignment constitutes a quitclaim assignment only, and is intended to assign and transfer only such rights which Assignor may have, if any, with respect to the Property Leases.
[SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized officers on the date first written above.

ASSIGNOR:		ASSIGNEE:

	,	a
,

a

By:

By:			Name:

	Name:		Title:

Its:

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASES
LEGAL DESCRIPTION OF PROPERTY

A-1

EXHIBIT B TO ASSIGNMENT AND ASSUMPTION OF LEASES
SCHEDULE OF LEASES

B-1

EXHIBIT M
FORM OF ASSIGNMENT AND ASSUMPTION OF FANNIN GROUND LEASE
     THIS ASSIGNMENT AND ASSUMPTION OF FANNIN GROUND LEASE (this “Assignment”) is made and entered into as of                     , 2007, by and between BREOF BNK FANNIN LP, a Delaware limited partnership (“Assignor”), and                     , a                      (“Assignee”).
Recitals
     A. Assignor and BREOF BNK Phoenix LLC, a Delaware limited liability company, collectively as seller, and Assignee, as buyer, entered into that certain Agreement of Purchase and Sale dated as of                     , 2007 (the “Agreement”), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to acquire from Assignor, among other things, Assignor’s interest in that certain property commonly known as                                          and legally described on Exhibit A attached hereto (“Property”).
     B. As part of the acquisition transaction contemplated by the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to assume, Assignor’s leasehold interest (together with all rights and obligations relating thereto) under that certain ground lease described on Schedule 1 to this Assignment (herein, the “Fannin Ground Lease”), which Fannin Ground Lease encumbers that portion of the Property which is legally described on Exhibit B attached hereto (together with any interest Assignor may have in those improvements thereon, the “Fannin Ground Leased Property”).
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
     1. Transfer and Assignment by Assignor. Assignor hereby transfers and assigns to Assignee all of Assignor’s right, title, and interest, as ground lessee, in and under the Fannin Ground Lease.
     2. Assumption by Assignee. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all of the duties, obligations, liabilities, commitments and covenants of Assignor, as ground lessee, accruing from and after the date hereof with respect to or arising under the Fannin Ground Lease; provided that Assignee further agrees to perform all of the duties, obligations, liabilities, commitments and covenants under the Fannin Ground Lease relating to the physical or environmental condition of Fannin Ground Leased Property, regardless of whether such duties, obligations, liabilities, commitments or covenants arose or accrued (or arise or accrue) prior to, on or after Closing (as defined in the Agreement) and regardless of whether such conditions exist or come into existence prior to, on or after Closing (as defined in the Agreement).

     3. Indemnification by Assignor. Assignor hereby agrees to indemnify, defend and hold harmless Assignee, and its partners, officers, directors, members, shareholders, affiliates, managers, employees and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to the breach by Assignor of any of the obligations, terms or covenants of Assignor, as ground lessee under or pursuant to the Fannin Ground Lease, which obligations, terms or covenants accrued prior to the date hereof; provided, however, that Assignor shall have no obligation hereunder to so indemnify, defend or hold harmless the aforementioned parties with respect to breaches by Assignor of obligations, terms or covenants under or pursuant to the Fannin Ground Lease that relate to the physical or environmental condition of the Fannin Ground Leased Property, regardless of whether such obligations, terms or covenants arose or accrued (or arise or accrue) prior to, on or after Closing (as defined in the Agreement) and regardless of whether such conditions exist or come into existence prior to, on or after Closing (as defined in the Agreement). The indemnification obligation contained in this Section 3 shall be subject to the procedures, limitations on liabilities and other provisions contained in the Agreement, in each instance relating to the Assignor’s liability.
     4. Indemnification by Assignee. Assignee hereby agrees to indemnify, defend and hold harmless Assignor, and its partners, officers, directors, members, shareholders, affiliates, managers, employees and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to (i) the breach by Assignor or Assignee of those obligations, terms or covenants under or pursuant to the Fannin Ground Lease which relate to the physical or environmental condition of the Fannin Ground Leased Property, irrespective of whether same arose or accrued (or arises or accrues) prior to, on or after the Closing (as defined in the Agreement), and (ii) the breach by Assignee of any of the other obligations, terms or covenants of Assignor, as ground lessee under or pursuant to the Ground Lease, which obligations, terms or covenants accrue from and after the date hereof. The indemnification obligation contained in this Section 4 shall be subject to all applicable procedures, limitations on liabilities and other provisions contained in the Agreement, in each instance relating to Assignee’s liability.
     5. Further Assurances. The parties hereto covenant and agree to execute such further instruments and take such further action as may be reasonably required by either party to fully effectuate the terms and provisions of this Assignment and the transactions contemplated herein.
     6. Survival of Provisions. The covenants and obligations contained in this Assignment shall survive the consummation of the closing of the transactions contemplated by the Agreement and this Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     7. Attorneys’ Fees and Costs. If either party commences an action for the judicial interpretation, reformation, enforcement or rescission hereof, the prevailing party will be entitled to a judgment against the other party for an amount equal to reasonable actual attorneys’ fees and court and other related costs incurred.

     8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of                     .
     9. Counterparts. This Assignment may be executed in counterparts which, when integrated, shall constitute one original of this Assignment.
     10. Conflict. In the event of any conflict or inconsistency between the terms hereof and the terms of the Agreement, the terms of the Agreement shall govern and control. Without limitation of the foregoing, all limitations on liability expressly set forth in the Agreement shall apply to this Assignment and the liabilities of the parties hereunder.
     11. No Representation. Except as expressly set forth in the Agreement, it is hereby acknowledged that Assignor makes no representation or warranty of any kind or nature relative to the Fannin Ground Lease, including, without limitation, any representation or warranty regarding Assignor’s interest therein or Assignor’s right to assign or transfer the same. Without limitation of any representations or warranties expressly set forth in the Agreement, this Assignment constitutes a quitclaim assignment only, and is intended to assign and transfer only such rights which Assignor may have, if any, with respect to the Fannin Ground Lease.
[SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized officers on the date first written above.

ASSIGNOR:	ASSIGNEE:

BREOF BNK FANNIN LP, a Delaware limited partnership	, a

By:	BREOF BNK Fannin GP LLC, a		By:
	Delaware limited liability company, its sole			Name:

	member			Title:

	By:	BREOF BNK LLC, a Delaware limited liability company, its sole member

By:

Name:

Its:

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF GROUND LEASE
LEGAL DESCRIPTION OF FANNIN PROPERTY

A-1

EXHIBIT B TO ASSIGNMENT AND ASSUMPTION OF GROUND LEASE
LEGAL DESCRIPTION OF FANNIN GROUND LEASED PROPERTY

B-1

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION OF GROUND LEASE
SCHEDULE OF GROUND LEASE

EXHIBIT N
FORM OF ASSIGNMENT AND ASSUMPTION OF PHOENIX TUNNEL LEASE
     THIS ASSIGNMENT AND ASSUMPTION OF PHOENIX TUNNEL LEASE (this “Assignment”) is made and entered into as of                     , 2007, by and between BREOF BNK PHOENIX LLC, a Delaware limited liability company (“Assignor”), and                     , a                      (“Assignee”).
Recitals
     A. Assignor and BREOF BNK Fannin LP, a Delaware limited partnership, collectively as seller, and Assignee, as buyer, entered into that certain Agreement of Purchase and Sale dated as of                     , 2007 (the “Agreement”), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to acquire from Assignor, among other things, Assignor’s interest in that certain property commonly known as                                          and legally described on Exhibit A attached hereto (“Property”).
     B. As part of the acquisition transaction contemplated by the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to assume, Assignor’s leasehold interest (together with all rights and obligations relating thereto) under that certain lease described on Schedule 1 to this Assignment (herein, the “Phoenix Tunnel Lease”), which Phoenix Tunnel Lease encumbers that portion of the Property which is legally described on Exhibit B attached hereto (together with any interest Assignor may have in those improvements thereon, the “Phoenix Tunnel Lease Property”).
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
     1. Transfer and Assignment by Assignor. Assignor hereby transfers and assigns to Assignee all of Assignor’s right, title, and interest, as lessee, in and under the Phoenix Tunnel Lease.
     2. Assumption by Assignee. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all of the duties, obligations, liabilities, commitments and covenants of Assignor, as lessee, accruing from and after the date hereof with respect to or arising under the Phoenix Tunnel Lease; provided that Assignee further agrees to perform all of the duties, obligations, liabilities, commitments and covenants under the Phoenix Tunnel Lease relating to the physical or environmental condition of Phoenix Tunnel Lease Property, regardless of whether such duties, obligations, liabilities, commitments or covenants arose or accrued (or arise or accrue) prior to, on or after Closing (as defined in the Agreement) and regardless of whether such conditions exist or come into existence prior to, on or after Closing (as defined in the Agreement).

     3. Indemnification by Assignor. Assignor hereby agrees to indemnify, defend and hold harmless Assignee, and its partners, officers, directors, members, shareholders, affiliates, managers, employees and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to the breach by Assignor of any of the obligations, terms or covenants of Assignor, as lessee under or pursuant to the Phoenix Tunnel Lease, which obligations, terms or covenants accrued prior to the date hereof; provided, however, that Assignor shall have no obligation hereunder to so indemnify, defend or hold harmless the aforementioned parties with respect to breaches by Assignor of obligations, terms or covenants under or pursuant to the Phoenix Tunnel Lease that relate to the physical or environmental condition of the Phoenix Tunnel Lease Property, regardless of whether such obligations, terms or covenants arose or accrued (or arise or accrue) prior to, on or after Closing (as defined in the Agreement) and regardless of whether such conditions exist or come into existence prior to, on or after Closing (as defined in the Agreement). The indemnification obligation contained in this Section 3 shall be subject to the procedures, limitations on liabilities and other provisions contained in the Agreement, in each instance relating to the Assignor’s liability.
     4. Indemnification by Assignee. Assignee hereby agrees to indemnify, defend and hold harmless Assignor, and its partners, officers, directors, members, shareholders, affiliates, managers, employees and agents, from, of and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to (i) the breach by Assignor or Assignee of those obligations, terms or covenants under or pursuant to the Phoenix Tunnel Lease which relate to the physical or environmental condition of the Phoenix Tunnel Lease Property, irrespective of whether same arose or accrued (or arises or accrues) prior to, on or after the Closing, and (ii) the breach by Assignee of any of the other obligations, terms or covenants of Assignor, as lessee under or pursuant to the Phoenix Tunnel Lease, which other obligations, terms or covenants accrue from and after the date hereof. The indemnification obligation contained in this Section 4 shall be subject to all applicable procedures, limitations on liabilities and other provisions contained in the Agreement, in each instance relating to Assignee’s liability.
     5. Further Assurances. The parties hereto covenant and agree to execute such further instruments and take such further action as may be reasonably required by either party to fully effectuate the terms and provisions of this Assignment and the transactions contemplated herein.
     6. Survival of Provisions. The covenants and obligations contained in this Assignment shall survive the consummation of the closing of the transactions contemplated by the Agreement and this Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     7. Attorneys’ Fees and Costs. If either party commences an action for the judicial interpretation, reformation, enforcement or rescission hereof, the prevailing party will be entitled to a judgment against the other party for an amount equal to reasonable actual attorneys’ fees and court and other related costs incurred.

     8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of                     .
     9. Counterparts. This Assignment may be executed in counterparts which, when integrated, shall constitute one original of this Assignment.
     10. Conflict. In the event of any conflict or inconsistency between the terms hereof and the terms of the Agreement, the terms of the Agreement shall govern and control. Without limitation of the foregoing, all limitations on liability expressly set forth in the Agreement shall apply to this Assignment and the liabilities of the parties hereunder.
     11. No Representation. Except as expressly set forth in the Agreement, it is hereby acknowledged that Assignor makes no representation or warranty of any kind or nature relative to the Phoenix Tunnel Lease, including, without limitation, any representation or warranty regarding Assignor’s interest therein or Assignor’s right to assign or transfer the same. Without limitation of any representations or warranties expressly set forth in the Agreement, this Assignment constitutes a quitclaim assignment only, and is intended to assign and transfer only such rights which Assignor may have, if any, with respect to the Phoenix Tunnel Lease.
[SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized officers on the date first written above.

ASSIGNOR:	ASSIGNEE:

BREOF BNK PHOENIX LLC, a Delaware limited liability company	, a

By:	BREOF BNK LLC, a	By:
	Delaware limited liability company, its		Name:

	sole member		Title:

By:

Name:

Its:

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF PHOENIX TUNNEL LEASE
LEGAL DESCRIPTION OF PHOENIX PROPERTY

A-1

EXHIBIT B TO ASSIGNMENT AND ASSUMPTION OF PHOENIX TUNNEL LEASE
LEGAL DESCRIPTION OF PHOENIX TUNNEL LEASE PROPERTY

B-1

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION OF PHOENIX TUNNEL LEASE
SCHEDULE OF PHOENIX TUNNEL LEASE

EXHIBIT O
RENT ENHANCEMENT AGREEMENT
     THIS RENT ENHANCEMENT AGREEMENT (“Enhancement Agreement”) is entered into as of the ___ day of                                         , 2007 (“Effective Date”) by and between [INSERT BREOF FANNIN OR BREOF PHOENIX, AS APPLICABLE], a                                          (“BREOF”), and                                          , a                                                              (“Buyer”).
     A. BREOF and [INSERT OTHER OF BREOF FANNIN OR BREOF PHOENIX, AS APPLICABLE], a                                          (“Other Seller”), collectively as seller, and Buyer, as buyer, entered into that certain Agreement of Purchase and Sale dated                     , 2007 (“Purchase/Sale Agreement”) pursuant to which, BREOF and Other Seller agreed to sell to Buyer, and Buyer agreed to acquire from BREOF and Other Seller, among other things, all of BREOF’s and Other Seller’s interest in those certain properties commonly known as (i) 1111 Fannin Street, Houston, Texas (the “Fannin Property”), and (ii) 201 North Central Avenue, Phoenix, Arizona (the “Phoenix Property”).
     B. The full                      Property is currently leased to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain JPMorgan Chase Net Lease Agreement of Lease dated September 27, 2006 by and between the undersigned BREOF, as landlord, and JPMorgan, as tenant (the “JPMorgan Net Lease”).
     C. The transaction contemplated by the Purchase/Sale Agreement closed (“Closing”) as of the date hereof (i.e., the Effective Date) and, accordingly, Buyer has succeeded to the interest of BREOF as landlord under the JPMorgan Net Lease.
     D. As part of the consideration paid by Buyer to BREOF and Other Seller for the “Property” (as defined in the Purchase/Sale Agreement), including without limitation BREOF’s and Other Seller’s interest in the Fannin Property and Phoenix Property, the undersigned, BREOF agreed to enter into and deliver this Enhancement Agreement in favor of Buyer concurrent with the Closing.
     NOW, THEREFORE, in consideration for the purchase of BREOF’s interest in the Property and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Enhancement Agreement hereby agree as follows:
     1. Term. The term of this Enhancement Agreement (the “Term”) shall commence on the Effective Date and end on                                         , 2___. [TO INSERT DATE WHICH IS THE LAST DAY OF THE 96TH FULL CALENDAR MONTH FROM AND AFTER THE EFFECTIVE DATE.]
     2. Monthly Rent Enhancement Payments. BREOF hereby agrees to pay to Buyer, on the first day of each full calendar month during the Term, the following monthly amounts

(each, a “Monthly Rent Enhancement Amount”) during the following periods, without demand, offset or deduction:

Period	Monthly Rent Enhancement Amount[1]
1. Calendar months 1 through 12 (inclusive)	$

2. Calendar months 13 through 24 (inclusive)	$

3. Calendar months 25 through 36 (inclusive)	$

4. Calendar months 37 through 48 (inclusive)	$

5. Calendar months 49 through 60 (inclusive)	$

6. Calendar months 61 through 72 (inclusive)	$

7. Calendar months 73 through 84 (inclusive)	$

8. Calendar months 85 through 96 (inclusive)	$
All Monthly Rent Enhancement Amount payments shall be delivered to                                                             , or at such other place as may be designated by Buyer from time to time pursuant to the provisions of Section 7 below.
     3. Survival of Payment Obligation. BREOF and Buyer hereby acknowledge and agree that BREOF’s obligation to make the Monthly Rent Enhancement Amount payments during the Term shall continue for the full Term, irrespective of the existence of the JPMorgan Net Lease and, accordingly, said obligation shall survive the termination of the JPMorgan Net Lease for any reason.
     4. No Obligations under Lease. Notwithstanding anything to the contrary contained herein or in any other agreement between the parties, BREOF and Buyer hereby acknowledge and agree that BREOF shall have no rights, obligations or liabilities, and this

1	Note: Seller and Buyer hereby agree that the aggregate Monthly Rent Enhancement Amounts for both Rent Enhancement Agreements to be entered into at Closing shall be as follows for each period:
Period 1 above = $250,000.00
Period 2 above = $233,000.00
Period 3 above = $212,500.00
Period 4 above = $195,833.33
Period 5 above = $175,000.00
Period 6 above = $125,000.00
Period 7 above = $83,333.33
Period 8 above = $50,708.33
Prior to Closing, Seller and Buyer shall, with respect to each such period, agree upon the allocation of said aggregate Monthly Rent Enhancement Amounts between the two Rent Enhancement Agreements.

Enhancement Agreement shall in no event be deemed to imply that BREOF has any rights, obligations or liabilities, under the JPMorgan Net Lease.
     5. Not Subject to Purchase/Sale Agreement. BREOF and Buyer hereby acknowledge and agree that their respective rights and obligations under this Enhancement Agreement shall in no event be subject to any remedy provisions or limitations on liability that may be set forth in the Purchase/Sale Agreement.
     6. Remedies. If BREOF is in default under this Enhancement Agreement, then Buyer shall deliver to BREOF written notice of such default, which notice shall describe the nature of the default, and BREOF shall then have a period of five (5) business days to cure same. If BREOF does not cure such default within five (5) business days after receipt of said written notice of default, then, as Buyer’s sole and exclusive remedy, Buyer shall be entitled to maintain and bring a suit to specifically enforce the provisions of this Enhancement Agreement and, in connection therewith, Buyer shall be entitled to receive interest on any past due amounts hereunder from the date due until paid at an annual rate equal to the lesser of (i) the maximum rate allowed by law with respect thereto, or (ii) twelve percent (12%).
     7. Notices. Any notice, request, demand, instruction or other document to be given or served hereunder shall be in writing and shall be delivered personally, or transmitted by facsimile (provided that the original thereof together with the facsimile confirmation sheet shall thereafter be promptly sent by a nationally recognized overnight express courier), or sent by a nationally recognized overnight express courier, and shall be addressed to the parties at their respective addresses set forth below, and the same shall be effective upon receipt if delivered personally, or one (1) business day after deposit with a nationally recognized overnight express courier, or immediately upon being sent by facsimile transmission in accordance with the procedures described above. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

If to BREOF:	c/o Brookfield Real Estate Opportunity Fund
Three World Financial Center
200 Vesey Street, 11th Floor
New York, New York 10281-1021
Attention: Mr. Steven H. Ganeless
Facsimile: (212) 417-7292

with a copy to:	DLA Piper US LLP
203 North LaSalle Street
Suite 1900
Chicago, Illinois 60601
Attention: Michael L. Ben-Isvy, Esq.
Facsimile: (312) 251-5704

If to Buyer:

Attn:

Facsimile:

with a copy to:

Attn:

Facsimile:

8. Miscellaneous.
     a. Entire Agreement, Amendments and Waivers. This Enhancement Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived, except by an instrument in writing signed by the party to be bound thereby. This Enhancement Agreement supersedes any and all prior written or oral agreements and understandings between the parties relating to the subject matter of this Enhancement Agreement.
     b. Further Assurances. The parties each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action as shall be reasonably necessary or desirable to fully carry out this Enhancement Agreement.
     c. Successors and Assigns. All agreements and obligations of the parties hereunder shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.
     d. No Third Party Benefits. This Enhancement Agreement is for the sole and exclusive benefit of the parties hereto and their respective successors and assigns, and no third party is intended to or shall have any rights hereunder.
     e. Interpretation. The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the paragraphs or Sections to which they apply or otherwise affect the interpretation hereof. This Enhancement Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Whenever under the terms of this Enhancement Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or holiday (in the United States or in Toronto, Canada), such time for performance shall be extended to the next business day. Otherwise all references herein to “days” shall mean calendar days. Time is of the essence of this Enhancement Agreement. All references to funds or sums of money shall be in US dollars.
     f. Governing Law. This Enhancement Agreement shall be governed by and construed in accordance with the laws of the State of ___.
     g. Attorneys’ Fees. In any action or proceeding involving this Enhancement Agreement or the contents hereof, the prevailing party shall be entitled to recover from the other party the prevailing party’s reasonable costs and expenses in such action or proceeding, including reasonable attorneys’ fees.
[SIGNATURES ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, the parties hereto have entered into this Enhancement Agreement as the date and year first above written.
BREOF:
[INSERT SIGNATURE BLOCK]
BUYER:
[INSERT BUYER SIGNATURE BLOCK]

EXHIBIT P
[BREOF BNK LLC]
February ___, 2007
JPMorgan Chase Bank, National Association
270 Park Avenue
New York, New York 10017
Attention:
Dear                                         :
     Reference is hereby made to that certain Agreement of Sale and Purchase dated as of September 12, 2006 by and between JPMorgan Chase Bank, National Association, a national banking association (“Seller”), as seller, and BREOF Investors, LLC, a Delaware limited liability company (“Original Purchaser”), as purchaser, as amended by that certain Letter Agreement dated as of September 27, 2006 between Seller and Original Purchaser, and as assigned by that certain Assignment of Purchase Agreement dated September 27, 2006 by and between Original Purchaser, as assignor, and BREOF BNK LLC, a Delaware limited liability company (“Purchaser”), as assignee (as so amended and assigned, the “Sale/Purchase Agreement”), pursuant to which, among other things, Seller (i) sold and conveyed to Purchaser’s affiliate, BREOF BNK Phoenix LLC, a Delaware limited liability company (“BREOF Phoenix”), that certain Fee Property (as defined in the Sale/Purchase Agreement) commonly known as 201 North Central Avenue, Phoenix, Arizona and legally described on Exhibit A-1 attached hereto (the “Phoenix Property”), and (ii) sold and conveyed to Purchaser’s affiliate, BREOF BNK Fannin LP, a Delaware limited partnership (“BREOF Fannin”), that certain Fee Property commonly known as a portion of 1111 Fannin Street, Houston, Texas and legally described on Exhibit A-2 attached hereto (the “Fannin Fee Portion”) and sold and assigned to BREOF Fannin its ground leasehold interest in that certain Ground Lease Property (as defined in the Sale/Purchase Agreement) commonly known as a portion of 1111 Fannin Street, Houston, Texas and legally described on Exhibit A-3 attached hereto (the “Fannin Ground Leased Portion”; the Fannin Fee Portion and the Fannin Ground Leased Portion are collectively defined herein as the “Fannin Property”).
     Seller and Purchaser hereby acknowledge that concurrent with the closing (“Closing”) of the transaction contemplated by the Sale/Purchase Agreement, which was consummated on September 27, 2006, the following transactions occurred simultaneously: (i) the Phoenix Property was sold and conveyed to Purchaser’s affiliate, BREOF Phoenix, (ii) the Fannin Property was sold, conveyed and assigned to Purchaser’s affiliate, BREOF Fannin, (iii) BREOF Phoenix master leased the full Phoenix Property back to Seller pursuant to that certain JPMorgan Chase Net Lease Agreement of Lease dated as of September 27, 2006 (the “Phoenix Master Lease”) between BREOF Phoenix, as landlord, and Seller, as tenant, and (iv) BREOF Fannin master leased the Fannin Fee Portion of, and master subleased the Fannin Ground Leased Portion of, the Fannin Property back to Seller pursuant to that certain JPMorgan Chase Net Lease Agreement of Lease dated as of September 27, 2006 (the “Fannin Master Lease”) between BREOF Fannin, as landlord, and Seller, as tenant. Capitalized terms used but not defined herein

February ___, 2007

shall have the meanings assigned such terms in the Phoenix Master Lease or Fannin Master Lease, as applicable.
     Seller and Purchaser hereby further acknowledge that, (i) it was Seller’s and Purchaser’s intention under the Sale/Purchase Agreement that, since BREOF Phoenix and BREOF Fannin were leasing the full Phoenix Property and Fannin Property, respectively, back to Seller at Closing, any then-existing leases, licenses or other occupancy agreements at the Phoenix Property and Fannin Property (including, without limitation, those described on Exhibit B-1 attached hereto (collectively, the “Phoenix Subleases”) and those described on Exhibit B-2 attached hereto (collectively, the “Fannin Subleases”)) would be thereafter deemed to be subleases under the Phoenix Master Lease or the Fannin Master Lease, respectively, (ii) it was Seller’s and Purchaser’s intention that the Phoenix Subleases and the Fannin Subleases not be assigned to Purchaser or any of its affiliates at Closing and, instead, that Seller would remain primarily and solely responsible, as landlord, under each Phoenix Sublease and Fannin Sublease, for all obligations and liabilities of the landlord thereunder, whether occurring before, as of or after Closing, and (iii) at Closing Seller and Purchaser incorrectly assigned and assumed the Phoenix Subleases and the Fannin Subleases pursuant to that certain Assignment of Leases dated as of September 27, 2006 between Seller, as assignor, and BREOF Phoenix, as assignee (the “Phoenix Assignment”; a copy of the Phoenix Assignment is attached hereto as Exhibit C-1), and that certain Assignment of Leases dated as of September 27, 2006, between Seller, as assignor, and BREOF Fannin, as assignee (the “Fannin Assignment”; a copy of the Fannin Assignment is attached hereto as Exhibit C-2).
     In connection with the foregoing, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Seller, Purchaser, BREOF Phoenix and BREOF Fannin hereby acknowledge and agree that (i) each of the Phoenix Assignment and the Fannin Assignment shall be deemed terminated and void in all respects as if the same was never entered into by the parties thereto; (ii) Seller shall use good faith diligent efforts to cause each subtenant (excluding licensees) under the Phoenix Subleases and the Fannin Subleases to execute and deliver a Subtenant Non-disturbance Agreement (herein, each a “SNDA”) in the form attached hereto as Exhibit D, and, once executed by a subtenant in the form attached hereto as Exhibit D, (x) BREOF Phoenix or BREOF Fannin, as applicable, shall execute each such SNDA which is executed and delivered by said subtenants under such subleases, and (y) BREOF Phoenix and BREOF Fannin, as applicable, shall use good faith, diligent efforts to obtain a Subtenant Non-disturbance Agreement from each Fee Mortgagee, in accordance with Section 17(c) of the Phoenix Master Lease or Fannin Master Lease, as applicable; (iii) Seller shall be responsible to fulfill all of the obligations of, and shall have all of the rights and entitlements accruing to, the landlord, licensor, and owner, as the case may be, under the Phoenix Subleases and the Fannin Subleases, whether arising or accruing before, as of or after Closing, subject to BREOF Phoenix’s and BREOF Fannin’s obligations and rights under any applicable SNDA fully executed by the parties thereto; (iv) without limiting the Seller’s entitlements referred to in clause (iii) above and without limiting BREOF Phoenix’s and BREOF Fannin’s rights under any fully executed SNDA, such Seller entitlements shall include, without limitation, the right to retain and apply any security deposits that relate to the Phoenix Subleases and Fannin Subleases, the right to collect all rentals and other amounts that become due and payable from time to time by the subtenants, licensees and occupants, as the case may be, under the Phoenix Subleases and

February ___, 2007

the Fannin Subleases, and the right to commence and prosecute all dispossession and other proceedings against the subtenants under the Phoenix Subleases and the Fannin Subleases; and (v) Seller agrees that the indemnities set forth in Section 11 of the Phoenix Master Lease or Fannin Master Lease, as applicable, shall apply with respect to any Losses arising out of the Phoenix Subleases and/or Fannin Subleases, whether arising or accruing before, as of or after Closing (and, without limiting the foregoing provisions of this subsection (v), Seller hereby acknowledges and agrees that (x) the term “subtenant” set forth in Section 11(a)(a) of each of the Phoenix Master Lease and the Fannin Master Lease shall include, without limitation, all tenants, licensees and other occupants of the Phoenix Property or the Fannin Property, respectively, under the Phoenix Subleases or the Fannin Subleases, and (y) for purposes of Section 11(b) of each of the Phoenix Master Lease and the Fannin Master Lease, the term “negligence” shall in no event be deemed to include the above-described incorrect assumption at Closing of the Phoenix Subleases and the Fannin Subleases by BREOF Phoenix and BREOF Fannin respectively).
     Contemporaneously herewith, Purchaser, BREOF Phoenix and BREOF Fannin are delivering to Seller (x) the amount of $                    , representing the aggregate amount of rents and other sums heretofore collected by Purchaser, BREOF Phoenix and BREOF Fannin from the subtenants under the Phoenix Subleases and the Fannin Sublesses and not previously remitted to Seller, and (y) the amount of $                    , representing the aggregate amount of the security deposits for such subtenants which were credited to Purchaser, BREOF Phoenix or BREOF Fannin at Closing and not previously remitted to Seller. To the actual knowledge of Purchaser, BREOF Phoenix and BREOF Fannin, Exhibit E lists, on a subtenant by subtenant basis, the amount of (i) such rents and other charges heretofore collected by Purchaser, BREOF Phoenix or BREOF Fannin from such subtenants and not previously remitted to Seller and (ii) each security deposit for such subtenants which was credited to Purchaser, BREOF Phoenix or BREOF Fannin at Closing and not previously remitted to Seller. Each of Purchaser, BREOF Phoenix and BREOF Fannin represents that, to the actual knowledge of Purchaser, BREOF Phoenix and BREOF Fannin, (x) no portion of any security deposit of any such subtenant has been applied by any of Purchaser, BREOF Phoenix or BREOF Fannin. If Purchaser, BREOF Phoenix or BREOF Fannin shall receive sums from any such subtenant under the Phoenix Subleases or the Fannin Subleases after the date hereof, such party shall immediately remit such sum to Seller, except to the extent BREOF Phoenix or BREOF Fannin is entitled to same pursuant to the terms of any SNDA.
     The parties agree to execute such other instruments and to do such further acts as may be reasonably requested to carry out the provisions of this letter agreement, at the expense of the requesting party, including, without limitation delivery of an (x) assignment by BREOF Phoenix and BREOF Fannin, as applicable, to Seller of the entitlements afforded Seller pursuant to clauses (iii) and (iv) of the fourth paragraph of this letter agreement above if and to the extent necessary or desirable for Seller to obtain or enforce its rights to such entitlements, and (y) assumption by Seller of all of the obligations under the Phoenix Subleases and the Fannin Subleases, as described in clause (iii) of the fourth paragraph of this letter agreement above if and to the extent deemed necessary or desirable by Purchaser, BREOF Phoenix or BREOF Fannin, in its reasonable judgement.

February ___, 2007

     Each of Seller, Purchaser, BREOF Phoenix and BREOF Fannin hereby acknowledges and agrees that the terms and provisions of this letter agreement shall be deemed to supplement the terms and provisions of each of the Phoenix Master Lease and the Fannin Master Lease, and shall run to the benefit of, and be binding upon, both the master landlords from time to time under each of the Phoenix Master Lease and the Fannin Master Lease and the tenants from time to time under each of the Phoenix Master Lease and the Fannin Master Lease.
     Except as modified hereby, nothing herein shall limit or affect in any manner the rights, obligations or other terms of the Phoenix Master Lease or the Fannin Master Lease, or the express terms of the Sale/Purchase Agreement which survive Closing thereunder.

February ___, 2007

     Please execute this letter agreement below to evidence Seller’s acknowledgement and agreement concerning the terms and provisions of this letter agreement.

Very truly yours,

BREOF BNK LLC, a Delaware limited liability company

By:

`	Name:

Its:

BREOF BNK PHOENIX LLC, a Delaware limited liability company

By:	BREOF BNK LLC, a Delaware limited liability company, its sole member

By:

Name:

Its:

BREOF BNK FANNIN LP, a Delaware limited partnership

By:	BREOF BNK Fannin GP LLC, a Delaware limited liability company, its general partner

	By:	BREOF BNK LLC, a Delaware limited liability company, its sole member

By:

Name:

Its:

ACKNOWLEDGED AND AGREED
this ___ day of February, 2007
JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:

Name:

Its:

EXHIBIT A-1 TO LETTER AGREEMENT
LEGAL DESCRIPTION OF PHOENIX PROPERTY
PARCEL NO. 2:
LOTS 1 TO 12, INCLUSIVE, BLOCK 7, ORIGINAL TOWNSITE OF PHOENIX, ACCORDING TO BOOK 2 OF MAPS, PAGE 51, RECORDS OF MARICOPA COUNTY, ARIZONA;
TOGETHER WITH THE VACATED EAST-WEST ALLEY LOCATED IN SAID BLOCK 7;
EXCEPT THE FOLLOWING DESCRIBED PARCELS:
A. THE NORTH 7.75 FEET OF LOTS 1, 3, 5, 7, 9 AND 11.
B. BEGINNING AT A POINT 12.5 FEET WEST OF THE NORTHEAST CORNER OF LOT 5, BLOCK 7;
THENCE SOUTH 68 FEET 1 INCH;
THENCE WEST 75 FEET;
THENCE NORTH 68 FEET 8 INCHES;
THENCE EAST 75 FEET TO THE PLACE OF BEGINNING;
EXCEPT THE NORTH 7.75 FEET.
C. THE SOUTH 50 FEET OF LOTS 9 AND 11, BLOCK 7; AND
THAT PORTION OF LOTS 5 AND 7, BLOCK 7, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTH LINE OF THE VACATED EAST-WEST ALLEY, 112.5 FEET EAST OF THE SOUTHWEST CORNER OF LOT 11, SAID BLOCK 7;
THENCE NORTH 68 FEET;
THENCE EAST 75 FEET;
THENCE SOUTH 68 FEET;
THENCE WEST 75 FEET TO THE POINT OF BEGINNING; AND
EXCEPT TITLE TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID CLAIM OR POSSESSION HELD UNDER THE EXISTING LAWS OF CONGRESS AS RESERVED IN THE PATENT TO SAID LAND.

A-1-1

PARCEL NO. 3:
ALL THAT PORTION OF LOTS 5 AND 7, BLOCK 7, ORIGINAL TOWNSITE OF PHOENIX, ACCORDING TO BOOK 2 OF MAPS, PAGE 51, RECORDS OF MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT 12.5 FEET WEST OF THE NORTHEAST CORNER OF LOT 5, BLOCK 7;
THENCE SOUTH 68 FEET, 1 INCH;;
THENCE WEST 75 FEET;
THENCE NORTH 68 FEET, 8 INCHES;
THENCE EAST 75 FEET TO THE POINT OF BEGINNING;
EXCEPT THE NORTH 7.75 FEET; AND ALSO
EXCEPT TITLE TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID CLAIM OR POSSESSION HELD UNDER THE EXISTING LAWS OF CONGRESS AS RESERVED IN THE PATENT TO SAID LAND.
PARCEL NO. 4:
THAT PORTION OF LOTS 5, 7, 9 AND 11, BLOCK 7, ORIGINAL TOWNSITE OF PHOENIX, ACCORDING TO BOOK 2 OF MAPS, PAGE 51, RECORDS OF MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:
THE SOUTH 50 FEET OF LOTS 9 AND 11, BLOCK 7; AND
THAT PORTION OF LOTS 5 AND 7, BLOCK 7, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTH LINE OF THE VACATED EAST-WEST ALLEY, 112.5 FEET EAST OF THE SOUTHWEST CORNER OF LOT 11, BLOCK 7;
THENCE NORTH 68 FEET;
THENCE EAST 75 FEET;
THENCE SOUTH 68 FEET;
THENCE WEST 75 FEET TO THE POINT OF BEGINNING;
EXCEPT TITLE TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER TO ANY VALID CLAIM OR POSSESSION HELD UNDER THE EXISTING LAWS OF CONGRESS AS RESERVED IN THE PATENT TO SAID LAND.

A-1-2

EXHIBIT A-2 TO LETTER AGREEMENT
LEGAL DESCRIPTION OF FANNIN FEE PORTION
All that certain 33,810 square foot parcel of land comprising all of Lots 1 through 5 and part of Lots 11 & 12, Block 254, S.S.B.B., according to the generally recognized plat and also including that certain 2.4’ X 132.9’ strip out of original San Jacinto Street adjacent to Block 254 created by the building line described in the City of Houston Motion No. 8076, dated July 6, 1925 and filed for record on May 31, 1951 at Volume 2289, Page 381 of the Harris County Deed Records, same being all those certain lands described as Tract 1 (fee) & Tract 2 (Lease) in a Deed dated July 30, 1989 from Collecting Bank, N.A. to DPC Properties, Inc. filed in the Official Public Records of Real Property of Harris County, Texas at Clerk’s File No. M240239, Film Code No. 152-62-0024, out of the J.S. Holman Survey, Abstract No. 323, Harris County, Texas and being more particularly described by metes and bounds as follows:
Commencing at the City of Houston Engineering Department Reference Rod No. 830 located in the City of Houston Engineering Department Reference Line for San Jacinto Street (width varies) at its intersection with the easterly projection of the southerly line of said Block 254; Thence N 55 degrees 00’00”W – 37.60’ to a found nail set in lead plug marking the POINT OF BEGINNING of the herein described parcel;
THENCE N 55 degrees 00’00” W, passing the theoretical southeast corner of said Block 254 at 2.4’ and continuing with the northerly right-of-way line of Dallas Avenue (80’ wide) for a total distance of 254.40’ to a found nail set in lead plug for corner,
THENCE N 35 degrees 00’00”E – 132.90’ with the easterly right-of-way line of Fannin Street (80’ wide) to a found nail for corner,
THENCE S 55 degrees 00’00”E passing the theoretical easterly line of said Block 254 at 252.0’ and continuing for a total distance of 254.40’ to a point for corner,
THENCE S 35 degrees 00’00”W – 132.90’ with the easterly line of the aforementioned 2.4’ X 132.9’ strip to the POINT OF BEGINNING and containing 33,810 square feet (0.7762 acre) of land, more or less.
SAVE & EXCEPT:
All that certain 11,572 square foot parcel of land comprised of a part of Lots 1 through 3 and part of Lots 11 & 12, Block 254, S.S.B.B., according to the generally recognized plat and also including a pan of that certain 2.4’ X 132.9’ strip out of original San Jacinto Street adjacent to Block 254 created by the building line described in the City of Houston Motion No. 8076, dated 7-6-1925 and filed for record on 5-31-1951 at Volume 2289, Page 381 of the Harris County Deed Records, same being all that certain land described as Tract 2 (lease) in a deed dated 7-30-1989 from Collecting Bank, NA to DPC Properties, Inc. filed in the Official Public Records of Real Property of Harris County, Texas at Clerk’s File No. M-240239, Film Code No. 152-62-0024, out of the J.S. Holman Survey, A-323, Harris County, Texas and being more particularly described by metes and bounds as follows:

A-2-1

Commencing at the City of Houston Engineering Department Reference Rod No. 830 located in the City of Houston Engineering Department Reference Line for San Jacinto Street (width varies) at its intersection with the easterly projection of the southerly line of said Block 254; Thence N 55 degrees 00’00”W – 136.80’ with said easterly projection of Block 254 and the northerly right-of-way line of Dallas Avenue (80’ Wide) to the POINT OF BEGINNING of the herein described parcel,
THENCE N 55 degrees 00’00”W – 50.30’ continuing with said northerly right-of-way line of Dallas Avenue to a point for corner,
THENCE N 35 degrees 48’00”E – 132.63’ with the easterly line of a 14,064 square foot tract described as Tract 1 in aforementioned deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 54 degrees 20’40”E – 49.65’ with a southerly line of a 206 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 35 degrees 31’00”W – 0.95’ with a westerly line of said 206 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner;
THENCE S 54 degrees 58’36”E – 98.00’ with a southerly line of said 206 square foot tract described as Tract 1 in the deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 35 degrees 00’00”W – 50.46’ with the easterly line of the aforementioned 2.4’ X 132.9’ strip to a point for corner,
THENCE N 55 degrees 00’00”W – 98.47’ with a northerly line of a 7,966 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 35 degrees 31’00”W – 80.60’ with a westerly line of said 7,966 square foot tract described as Tract I in the deed from Collecting Bank, N.A. to DPC Properties, Inc. to the POINT OF BEGINNING and containing 11,752 square feet (0.2657 acre) of land, more or less.

A-2-2

EXHIBIT A-3 TO LETTER AGREEMENT
LEGAL DESCRIPTION OF FANNIN GROUND LEASED PORTION
All that certain 11,572 square foot parcel of land comprised of a part of Lots 1 through 3 and part of Lots 11 & 12, Block 254, S.S.B.B., according to the generally recognized plat and also including a pan of that certain 2.4’ X 132.9’ strip out of original San Jacinto Street adjacent to Block 254 created by the building line described in the City of Houston Motion No. 8076, dated 7-6-1925 and filed for record on 5-31-1951 at Volume 2289, Page 381 of the Harris County Deed Records, same being all that certain land described as Tract 2 (lease) in a deed dated 7-30-1989 from Collecting Bank, NA to DPC Properties, Inc. filed in the Official Public Records of Real Property of Harris County, Texas at Clerk’s File No. M-240239, Film Code No. 152-62-0024, out of the J.S. Holman Survey, A-323, Harris County, Texas and being more particularly described by metes and bounds as follows:
Commencing at the City of Houston Engineering Department Reference Rod No. 830 located in the City of Houston Engineering Department Reference Line for San Jacinto Street (width varies) at its intersection with the easterly projection of the southerly line of said Block 254; Thence N 55 degrees 00’00”W – 136.80’ with said easterly projection of Block 254 and the northerly right-of-way line of Dallas Avenue (80’ Wide) to the POINT OF BEGINNING of the herein described parcel;
THENCE N 55 degrees 00’00”W – 50.30’ continuing with said northerly right-of-way line of Dallas Avenue to a point for corner,
THENCE N 35 degrees 48’00”E – 132.63’ with the easterly line of a 14,064 square foot tract described as Tract 1 in aforementioned deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 54 degrees 20’40”E – 49.65’ with a southerly line of a 206 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner;
THENCE S 35 degrees 31’00”W – 0.95’ with a westerly line of said 206 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner;
THENCE S 54 degrees 58’36”E – 98.00’ with a southerly line of said 206 square foot tract described as Tract 1 in the deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,
THENCE S 35 degrees 00’00”W – 50.46’ with the easterly line of the aforementioned 2.4’ X 132.9’ strip to a point for corner,
THENCE N 55 degrees 00’00”W – 98.47’ with a northerly line of a 7,966 square foot tract described as Tract 1 in said deed from Collecting Bank, N.A. to DPC Properties, Inc. to a point for corner,

A-3-1

THENCE S 35 degrees 31’00”W – 80.60’ with a westerly line of said 7,966 square foot tract described as Tract I in the deed from Collecting Bank, N.A. to DPC Properties, Inc. to the POINT OF BEGINNING and containing 11,752 square feet (0.2657 acre) of land, more or less.

A-3-2

EXHIBIT B-1 TO LETTER AGREEMENT
PHOENIX SUBLEASES

Tenant	Lease Documents
James D. Guest, D.D.S.	Lease dated May 11, 1998 Amendment to Lease dated December 27, 2001 Second Amendment to Lease dated June ___, 2006

Arch Wireless Operating Company, Inc.	Antenna Site License Agreement dated September 29, 2004

Judy K. Landes (as successor by assignment to Mary Ann Boring) dba Petals and Kettles	Lease Agreement dated June 18, 2002 Assignment of Lease dated September 8, 2003

Phoenix Chamber of Commerce	Bank One Center Office Lease dated August 31, 1993 First Amendment to Lease dated August 31, 2002 Second Amendment to Lease dated July 16, 2004

NW Communications of Phoenix, Inc., on behalf of its station KSAZ	Antenna Site License Agreement dated April 1, 2002 First Amendment to Antenna Site License Agreement dated June 18, 2002

Tina Eaves	License Agreement dated March 23, 2005

Motient Communications, Inc. (formerly Ardis Company)	Antenna Site License Agreement dated May 30, 1996
First Amendment to Antenna Site License Agreement dated March 18, 1998
Second Amendment to Antenna Site License Agreement dated November 5, 2002
Third Amendment to Antenna Site License Agreement dated November 1, 2003

NBC Telemundo Phoenix, Inc.	License Agreement dated March 1, 2004

May, Potenza & Baran, P.C. successor in interest to May, Potenza, Judson & Baran, P.C.	Office Lease dated March 7, 1996
First Amendment to Office Lease dated February 6, 2001
Second Amendment to Office Lease dated September 12, 2002
Storage Lease dated October 22, 2002
Third Amendment to Office Lease dated November 14, 2003
Fourth Amendment to Office Lease dated January 13, 2004
Fifth Amendment to Office Building Lease dated May ___, 2006

Ridenour, Hienton, Harper & Kelhoffer, P.L.L.C.	Lease Agreement dated June 3, 2002 First Amendment to Lease Agreement dated December 24, 2002

Scripps Howard Broadcasting Company	Antenna Site License Agreement dated December 20, 2005

Metrocall, Inc.	Antenna Site License Agreement, dated February 18, 1997

B-1-1

Tenant	Lease Documents
Federal Express Corporation	Antenna Site License Agreement, dated December 19, 1995

Bell South Wireless Data, L.P.	Antenna Site License Agreement, dated July 10, 2000

Webline Wireless, Inc. aka USA Mobility	Antenna Site License Agreement dated January 5, 1996
Amendment to Antenna Site License Agreement dated September 15, 1997
Second Amendment to Antenna Site License Agreement dated August 1, 1998
Third Amendment to Antenna Site License Agreement dated December 30, 2002

The Harbor Club Seattle (aka The Arizona Club)	Lease dated July 27, 2006 (which incorporates by reference the following: Dining Club Lease dated December 16, 1999
First Amendment to Lease Agreement dated September 17, 2001
Second Amendment to Lease Agreement dated February 7, 2002
Third Amendment to Lease Agreement dated May 13, 2003
Lease Termination Letter, dated ___, terminating the lease effective as of May 31, 2005)

Overall Wireless Communications Corp. (NRTC)	Antenna Site License Agreement dated February 18, 1997

Reliance Build, Inc,.	Lease dated March 31, 1994
First Amendment to Lease dated February 16, 1998
Second Amendment to Lease dated February 21, 2002
Third Amendment to Lease dated February 21, 2003
Fourth Amendment to Lease dated December 12, 2003

B-1-2

EXHIBIT B-2 TO LETTER AGREEMENT
FANNIN SUBLEASES

Tenant	Lease Documents
Khalil Samam, d/b/a Out to Lunch Café (successor-in-interest by assignment from Man Ki Moon)	Lease Agreement dated February 18, 1999
Assignment and Assumption of Lease Agreement dated September 29, 2000
First Amendment to Lease dated October 1, 2003
Second Amendment to Lease dated September 1, 2005

Irma Manzanales	Lease Agreement dated August 12, 2005 Rent Commencement Letter

Randstad US L.P.	Lease Agreement dated September 6, 2000 Amendment to Lease dated October ___, 2005

B-2-1

EXHIBIT C-1 TO LETTER AGREEMENT
PHOENIX ASSIGNMENT
[ATTACHED]

EXHIBIT C-2 TO LETTER AGREEMENT
FANNIN ASSIGNMENT
[ATTACHED]

C-2-1

EXHIBIT D TO LETTER AGREEMENT
FORM OF SNDA
Form of Subtenant Non-disturbance Agreement
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
     THIS AGREEMENT (“Agreement”) dated as of the ___ day of                     , ___, by and between [INSERT BREOF PHOENIX OR BREOF FANNIN, AS APPLICABLE], a                                         , having an office at                                                                                                                           (“Master Landlord”) and                                         , a                                                              , having an office at                                          (“Subtenant”).
W I T N E S S E T H:
     WHEREAS, on September 27, 2006, JPMorgan Chase Bank, National Association, a national banking association (“Master Tenant”) sold, conveyed and assigned its interest in the Property legally described in Exhibit A attached hereto (the “Land”) together with all buildings (“Buildings”) and improvements constructed thereon (collectively with the Land, the “Real Estate”) to Master Landlord;
     WHEREAS, Master Landlord then master leased the entire Real Estate back to Master Tenant pursuant to that certain JPMorgan Chase Net Lease Agreement of Lease dated as of September 27, 2006 (as amended from time to time, the “Master Lease”) between Master Landlord, as landlord, and Master Tenant, as tenant;
     WHEREAS, Master Tenant and Subtenant have heretofore entered into that certain [Agreement of Lease] dated as of                     , 200___(the “Sublease”), wherein Master Tenant leased to Subtenant a portion of Real Estate more particularly described therein (the “Premises”); and
     WHEREAS, the parties hereto desire, subject to the provisions set forth in this Agreement, to assure Subtenant of possession of the Premises for the entire term of the Sublease, irrespective of any default by Master Tenant under the Master Lease.
     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties covenant and agree as follows:
     1. As long as no default exists after the applicable notice and grace period for the cure thereof under the Sublease as would entitle Master Tenant, as the landlord thereunder, to terminate the Sublease, Master Landlord agrees that:
     (a) Subtenant shall not be joined as a party defendant in any action or proceeding which may be instituted or taken by Master Landlord for the purpose of

D-1

terminating the Master Lease (or Master Tenant’s possessory rights thereunder) by reason of default by Master Tenant thereunder; and
     (b) Without limiting the provisions of Section 2 below, Subtenant shall not be evicted from the Premises, nor shall Subtenant’s leasehold estate under the Sublease be terminated or disturbed, nor shall any of Subtenant’s rights under the Sublease be affected in any way by reason of any default by Master Tenant under the Master Lease.
     2. If, for any reason, the Master Lease is (or Master Tenant’s possessory rights thereunder are) terminated, Subtenant shall attorn to Master Landlord under all the terms, covenants and conditions of the Sublease for the balance of the term thereof, including any extension terms thereunder, with the same force and effect as if Master Landlord were the landlord under the Sublease. This attornment is to be effective and self-operative, without the execution of any further instruments; and Subtenant shall promptly execute and deliver any instrument Master Landlord shall reasonably request to evidence such attornment. Notwithstanding the foregoing provisions of this Section 2, within thirty (30) days after such termination of the Master Lease (or Master Tenant’s possessory rights thereunder) Master Landlord shall have the right, to be effectuated upon written notice thereof from Master Landlord to Subtenant, to require that Subtenant shall thereafter be obligated to pay for the balance of the term of the Sublease, in lieu of the rental amounts set forth in the Sublease, a prorata portion (based on the ratio that the rentable square footage of the Premises bears to the rentable square footage of the Building in which the Premises is located) of the rental amounts Master Tenant was obligated to pay under the Master Lease for such period; provided, however, Subtenant shall then have the right, to be effectuated by written notice thereof delivered by Subtenant to Master Landlord within five (5) business days after delivery of Master Landlord’s notice, to terminate the Sublease and thereupon not attorn to Master Landlord as aforesaid, whereupon the Sublease shall terminate and Subtenant shall vacate the Premises in accordance with the terms and provisions of the Sublease effective as of the date which is thirty (30) days after Subtenant’s notice.
     3. If Master Landlord shall succeed to Master Tenant’s interest in the Sublease:
     (a) Master Landlord shall not be liable for any act or omission of any prior landlord under the Sublease, but shall, within a reasonable time after terminating the Master Lease (or Master Tenant’s possessory rights thereunder), cure any then continuing default of Master Tenant under the Sublease which relates to the physical condition of the Premises (e.g., sublandlord maintenance and repair obligations under the Sublease);
     (b) Master Landlord shall not be subject to any offsets or defenses which the Subtenant may have against any prior landlord under the Sublease;
     (c) Master Landlord shall not be bound by any rent or additional rent which Subtenant may have paid in advance for more than one month to any prior landlord under the Sublease;
     (d) Master Landlord shall not be responsible for any security deposit made by Subtenant, except to the extent same has been delivered by Master Tenant to Master Landlord; and

     (e) Master Landlord shall not be bound by any modification or amendment to the Sublease made without Master Landlord’s consent, except with respect to any amendments or modifications to the Sublease entered into by Master Landlord and Subtenant to evidence the exercise of any expansion, renewal or termination options expressly set forth in the Sublease.
     4. The Sublease shall at all times be subordinate to the Master Lease, subject to the terms of this Agreement.
     5. If due to any default of Master Tenant under the Sublease, Subtenant shall have the right to terminate the Sublease, Subtenant shall deliver notice of such default to Master Landlord, and Subtenant shall not terminate the Sublease as a consequence of such default if Master Landlord cures such default within a reasonable time after notice thereof has been given.
     6. Notices and other communications hereunder shall be in writing and shall be deemed given when delivery is received or denied. Such notices and other communications shall be sent by hand, by a nationally recognized overnight courier, or by U.S. Mail, return receipt requested, to:

If to Master Landlord:

If to Subtenant:

with a copy to:

     7. This Agreement may not be modified except by an agreement in writing signed by the parties hereto. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their respective heirs, representatives, successors and assigns, and any successor master landlords and subtenants under the Sublease.
     8. This Agreement shall be governed by the laws of the State of ___. If any term of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby Time is of the essence under this Agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

[MASTER LANDLORD]

By:

Name:
Title:

[SUBTENANT]

By:

Name:
Title:

STATE OF                       )
                                                    ) ss.:
COUNTY OF                             )
     On the ___ day of                                          in the year 200___before me, the undersigned, a Notary Public in and for said State, personally appeared                                                                                                      , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF                       )
                                                    ) ss.:
COUNTY OF                             )
     On the ___ day of                                          in the year 2006 before me, the undersigned, a Notary Public in and for said State, personally appeared                                                             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

EXHIBIT E TO LETTER AGREEMENT
COLLECTED RENTS AND SECURITY DEPOSITS

E-1

EXHIBIT Q
CONFIDENTIALITY AGREEMENT
[ATTACHED]

Q-1

SCHEDULE 1.1(o)
FANNIN GROUND LEASE DESCRIPTION
Lease Agreement dated January 1, 1968, by and between Mary Ella Jones, Individually and as Independent Executrix of the Estate and Trustee under the Will of John Louis Jones, deceased, et al, as Lessor, and First City National Bank of Houston, as Lessee, a Memorandum of which is recorded in the Office of the County Clerk of Harris County, Texas under Clerk’s File Number D-064945. As affected by Warranty Deed and Ground Lease Assignment with Vendor’s Lien to GFC No. 1, Ltd. recorded in the Office of the County Clerk of Harris County, Texas, under Clerk’s File No. K213085. As affected by Substitute Trustee’s Deed recorded in the Office of the County Clerk of Harris County, Texas, under Clerk’s File No. L914040. As affected by General Warranty Deed and Ground Lease Assignment to DPC Properties, Inc. recorded in the Office of the County Clerk of Harris County, Texas, under Clerk’s File No. M240239. As affected by Deed and Ground Lease Assignment to Texas Commerce Bank National Association recorded in the Office of the County Clerk of Harris County, Texas, under Clerk’s File No. P207238. As affected by assignment of tenants interest in and to said lease to BREOF BNK Fannin LP, a Delaware limited partnership in instrument recorded in the Office of the County Clerk of Harris County, Texas, under Clerk’s File No. 20060097463, and by Deed Without Covenants to BREOF BNK Fannin LP, a Delaware limited partnership, recorded in the Office of the County Clerk of Harris County, Texas under Clerk’s file number 20060097462.